As filed with the Securities and Exchange Commission on February 24, 2022
Securities Act File No. 033‑75138
Investment Company Act File No. 811‑08348

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 52	☒
AND/OR
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 53	☒

LORD ASSET MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

425 South Financial Place
Chicago, Illinois 60605-1028
(312) 663‑8300

Douglas M. Jackman	With copy to:
Thomas White International, Ltd.	Maureen A. Miller
425 South Financial Place	Vedder Price, P.C.
Chicago, Illinois 60605-1028	222 N. LaSalle Street,
Chicago, IL. 60601

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	on March 1, 2022 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note:
This post-effective amendment No. 52 to the Registration Statement of Lord Asset Management Trust is being filed for the purpose of updating annual financial information and to make other permissible changes under Rule 485(b).

Prospectus
March 1, 2022

EACH FUND IS A SERIES OF LORD ASSET MANAGEMENT TRUST
THOMAS WHITE
INTERNATIONAL FUND
INVESTOR CLASS: TWWDX    CLASS I: TWWIX
THOMAS WHITE
AMERICAN OPPORTUNITIES FUND
INVESTOR CLASS: TWAOX

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares and has expressed no opinion as to the accuracy or adequacy of this Prospectus. It is a criminal offense to make a representation to the contrary.

An Important Phone Number
All Shareholder Services: 1‑800‑811‑0535

FUND SUMMARY - THOMAS WHITE INTERNATIONAL FUND

FUND OBJECTIVE
The investment objective of the Thomas White International Fund (the “Fund”) is long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class I
Management Fees	0.85%	0.85%
Distribution and/or Service (12b‑1) Fees	None	None
Business Management Fees (0.035%)	0.04%	0.04%
Other Expenses	0.74%	0.55%
Total Annual Fund Operating Expenses	1.63%	1.44%
Fee Deferral/Expense Reimbursement(1)	-0.39%	-0.45%
Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement(1)	1.24%	0.99%

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(1) Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.24% and 0.99%, respectively. Operating expenses include, without limitation, any fees or expenses incurred during the ordinary course of the Fund’s business, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. The fee deferral/expense reimbursement agreement expires February 28, 2023. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may not be amended or terminated without the approval of the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee deferral/expense reimbursement agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$476	$850	$1,900
Class I	$101	$411	$744	$1,685
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund principally invests in equity securities (consisting of common stocks, preferred stocks and convertible securities) of companies located in the world’s developed countries outside of the United States. Under normal market conditions, the Advisor will select the stocks held by the Fund from companies located in at least 10 countries outside of the U.S., and the Fund will invest less than 10% of its assets in U.S. companies. In determining whether a company is located in or associated with a non‑U.S. country, the Advisor will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits.
The Fund’s principal equity investments will represent a diversified portfolio of common and preferred stocks issued primarily by large capitalization companies, but the Fund may invest across all market capitalizations. The Fund’s assets may also be invested without limit in stocks issued by companies from emerging market countries, which may subject the Fund to a greater risk of loss than investments in a developed market.
In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of “Depositary Receipts,” which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non‑Voting Depositary Receipts (“NVDRs”) or similar securities.
The Fund is designed to benefit from future growth in developed countries outside of the U.S., as well as emerging market countries. The Advisor produces monthly valuation research that covers approximately fifty countries and believes that the world offers excellent opportunities for growth and diversification.
The Advisor seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce a Fund portfolios with attractive relative valuation ratios, such as price‑to‑earnings and price‑to‑book. The Advisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund or other permissible investments are more attractive.
The Fund may lend portfolio securities to brokers, dealers or other financial institutions in an effort to increase the Fund’s returns.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the historical long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money. Past performance is not a prediction of future results.
Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained. Further, the investment techniques and risk analyses employed by the Advisor may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar investment objectives.
Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund an the operations of the issuers of the Fund’s portfolio securities. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, infectious disease, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on U.S. and world economies and markets.
Equity Securities Risk: In the short-term, the performance of equity securities may be volatile and unpredictable, and may produce greater negative returns than other asset classes. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.
Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries may affect the operations of foreign companies or the value of their stocks. Foreign securities that are issued and traded in foreign currencies are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. For instance, if the value of the U.S. dollar increases relative to a particular foreign currency, an

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investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency or other economic sanctions. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.
Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. The risks are greater because their social, political, legal and economic systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
China Investing Risk: The Fund may have significant investments in companies located in China. Risks associated with investments in China include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.
Depositary Receipts Risk: Depositary Receipts are receipts typically issued by a bank or trust company that evidence ownership of underlying foreign securities. As a result, investments in Depositary Receipts will involve many of the same risks described above of investments in foreign securities.
Securities Lending Risk: The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Small- and Mid‑Capitalization Securities Risk: The Fund’s investments in mid‑ and small‑cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large‑cap issuers, or to decline more significantly during market downturns than the market as a whole.
Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of

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taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses and could cause the Fund to experience losses or fail to maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.
Liquidity Risk: In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the Fund.
Value Investing Risk: Value investments are believed by the Advisor to be undervalued, but may not realize their perceived value for extended periods of time, may never realize their perceived value or may decline in price. In addition, this value investing approach may produce returns below those of equity funds with more aggressive investment strategies, given the Advisor’s efforts to limit risk. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
FUND PERFORMANCE
The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2021 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.
The Fund offers two different classes of shares in this Prospectus: Investor Class shares and Class I shares. Each class of shares has different characteristics and is subject to different fees and expenses. The bar chart represents the annual total returns of the Investor Class shares of the Fund. The returns for Class I shares will differ from the returns for Investor Class shares because of differences in expenses of each class. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.
The average annual total return table compares the Fund’s average annual returns for the 1‑, 5‑ and 10‑year periods to those of a broad-based securities market index. Class I shares commenced operations on August 31, 2012.

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Information shown for Class I shares reflects the performance of Investor Class shares prior to August 31, 2012.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through a tax‑advantaged arrangement, such as a 401(k) plan or individual retirement account (“IRA”). In some cases, the after‑tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
As with all mutual funds, past performance, before and after taxes, is not a prediction of future results. Updated information on the Funds investment performance can be obtained by visiting: https://thomaswhitefunds.com/.

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Year by Year Total Annual Returns as of December 31
Thomas White International Fund
Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

2nd Qtr 2020: 17.21%	1st Qtr 2020: -25.27%

Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	10 Years

Return Before Taxes

Investor Class	7.30%	8.87%	5.72%

Class I	7.56%	9.13%	5.97%
Return After Taxes on Distributions - Investor Class	4.71%	7.54%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares - Investor Class	6.48%	7.05%	4.64%

MSCI All Country World ex US Index (reflects no deduction for fees, expenses or taxes)(1)	7.82%	9.61%	7.28%
(1) The Fund’s primary benchmark, the MSCI All Country World ex US Index, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

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MANAGEMENT
Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.
Portfolio Managers: Wei Li, Ph.D., CFA, Chairman and Investment Committee Member of TWI. Dr. Li has served as a Portfolio Manager since February 2016.
Douglas M. Jackman, CFA, President and Investment Committee Member of TWI. Mr. Jackman has served as a Portfolio Manager since February 2016.
Jinwen Zhang, Ph.D., CFA, Director of Research and Investment Committee Member of TWI. Dr. Zhang has served as a Portfolio Manager since February 2016.
Jianzhong (John) Wu, Ph.D., CFA, Investment Committee Member of TWI. Dr. Wu has served as a Portfolio Manager since February 2016.
Rex Mathew, CFA, CMA, Investment Committee Member of TWI. Mr. Mathew has served as a Portfolio Manager since December 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly.
The Fund’s initial investment minimum for Class I shares is $1 million and there is a $100 additional investment minimum. The Fund’s initial and additional investment minimums for Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell ESA	$1,000	$100

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TAX INFORMATION
The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax‑advantaged account, such as a 401(k) plan or IRA. Such tax‑advantaged accounts may be taxed later upon withdrawal of monies from those accounts.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY - THOMAS WHITE
AMERICAN OPPORTUNITIES FUND

FUND OBJECTIVE
The investment objective of the Thomas White American Opportunities Fund (the “Fund”) is long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum sales charge (load) on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees	None
Business Management Fees (0.035%)	0.04%
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.62%
Fee Deferral/Expense Reimbursement(1)	-0.28%
Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement(1)	1.34%

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(1) Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed (as a percentage of average daily net assets) 1.34%. Operating expenses include, without limitation, any fees or expenses incurred during the ordinary course of the Fund’s business, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. The fee deferral/expense reimbursement agreement expires February 28, 2023. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may not be amended or terminated without the approval of the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee deferral/expense reimbursement agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$136	$484	$855	$1,898
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities (consisting of common stocks, preferred stocks and convertible securities) of U.S. companies. In determining whether a company is located in or associated with the U.S., the Advisor will consider any one of the following four factors when making its determination: (i) whether the company is organized in the U.S.; (ii) whether the U.S. is the primary securities trading market; (iii) whether the location of assets is in the U.S.; or (iv) whether the company derives at least half of its revenue or profits from the U.S. The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given at least 60 days’ advance written notice of the change.
The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. The Advisor will select most of the stocks held by the Fund from the approximately 800 companies in the Russell Midcap® Index. The Advisor currently researches over 4,000 issuers monthly and may purchase any of these securities for the Fund.
The Fund principally invests in mid‑ and small‑size U.S. companies. The Fund may also invest in equity securities of larger size U.S. companies. Equity securities of mid‑ and small‑size companies tend to have greater price fluctuations than larger, more established companies. The Advisor will attempt to manage this risk by normally owning securities issued by companies that represent a broad range of industries.
While the Advisor will primarily invest the assets of the Fund in U.S. companies, the Fund can invest up to 20% of its assets in non‑U.S. equity securities, including those from emerging market countries.
The Advisor seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce a Fund portfolio with attractive relative valuation ratios, such as price‑to‑earnings and price‑to‑book. The Advisor may sell a security if it, among other reasons, no longer believes the security will contribute to meeting the investment objective of the Fund or other permissible investments are more attractive.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the historical long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money. Past performance is not a prediction of future results.
Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained. Further, the investment techniques and risk analyses employed by the Advisor may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar investment objectives.
Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund an the operations of the issuers of the Fund’s portfolio securities. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, infectious disease, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on U.S. and world economies and markets.
Equity Securities Risk: In the short-term, the performance of equity securities may be volatile and unpredictable, and may produce greater negative returns than other asset classes. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.
Small- and Mid‑Capitalization Securities Risk: The Fund’s investments in mid‑ and small‑cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large‑cap issuers, or to decline more significantly during market downturns than the market as a whole.
Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of

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disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries may affect the operations of foreign companies or the value of their stocks. Foreign securities that are issued and traded in foreign currencies are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. For instance, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency or other economic sanctions. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.
Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. The risks are greater because their social, political, legal and economic systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses and could cause the Fund to experience losses or fail to maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.
Liquidity Risk: In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the Fund.
Value Investing Risk: Value investments are believed by the Advisor to be undervalued, but may not realize their perceived value for extended periods of time, may never realize their perceived value or may decline in price. In addition,

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this approach may produce returns below those of equity funds with more aggressive investment strategies, given the Advisor’s efforts to limit risk. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
FUND PERFORMANCE
The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2021 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.
The bar chart represents the annual total returns of the Investor Class shares of the Fund. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.
The average annual total return table compares the Fund’s average annual returns for the 1‑, 5‑ and 10‑year periods to those of broad-based securities market indices.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through a tax‑advantaged arrangement, such as a 401(k) plan or individual retirement account (“IRA”). In some cases, the after‑tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
As with all mutual funds, past performance, before and after taxes, is not a prediction of future results. Updated information on the Funds investment performance can be obtained by visiting: https://thomaswhitefunds.com/.

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Year by Year Total Annual Returns as of December 31
Thomas White American Opportunities Fund
Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

2nd Qtr 2020: 18.06%	1st Qtr 2020: -26.17%

Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	10 Years

Return Before Taxes - Investor Class	31.59%	13.68%	12.85%
Return After Taxes on Distributions - Investor Class	29.62%	11.25%	10.75%
Return After Taxes on Distributions and Sale of Fund Shares - Investor Class	20.05%	10.37%	10.06%

Russell Midcap® Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	22.58%	15.10%	14.91%

Russell Midcap® Value Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	28.34%	11.22%	13.44%
(1) The Fund’s primary benchmark, the Russell Midcap® Total Return Index, measures the performance of the 800 smallest companies in the Russell 1000 Index which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

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(2) The Fund’s secondary benchmark, the Russell Midcap® Value Total Return Index, measures the performance of the mid‑cap value segment of the U.S. equity universe. It includes those Russell Midcap Total Return Index companies with lower price‑to‑book ratios and lower forecasted growth values.
MANAGEMENT
Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.
Portfolio Managers: Wei Li, Ph.D., CFA, Chairman and Investment Committee Member of TWI. Dr. Li has served as a Portfolio Manager since February 2016.
Douglas M. Jackman, CFA, President and Investment Committee Member of TWI. Mr. Jackman has served as a Portfolio Manager since February 2016.
Jinwen Zhang, Ph.D., CFA, Director of Research and Investment Committee Member of TWI. Dr. Zhang has served as a Portfolio Manager since February 2016.
Jianzhong (John) Wu, Ph.D., CFA, Investment Committee Member of TWI. Dr. Wu has served as a Portfolio Manager since February 2016.
Rex Mathew, CFA, CMA, Investment Committee Member of TWI. Mr. Mathew has served as a Portfolio Manager since December 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly. The Fund’s initial and additional investment minimums for Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell ESA	$1,000	$100

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TAX INFORMATION
The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax‑advantaged account, such as a 401(k) plan or IRA. Such tax‑advantaged accounts may be taxed later upon withdrawal of monies from those accounts.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUNDS

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
As stated previously, Thomas White International, Ltd. (“TWI” or the “Advisor”) seeks to buy securities of companies at a value less than its research indicates to be their true worth. This is intended to produce a Fund portfolio with attractive relative valuation ratios, such as price‑to‑earnings and price‑to‑book.
Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break‑up value and inherent profitability.
•	The companies are, or may soon be, exhibiting better financial characteristics represented by improving cash generation, returns on equity, operating margins and book values.
•	The price of their equity securities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.
•	The companies should have the strength to operate successfully through adverse business conditions.
This approach seeks out securities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach what TWI believes to be their fair valuation. The Advisor adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and tax implications.
During normal market conditions, a high exposure to the market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks strong long-term performance, below average return volatility and portfolio resilience in difficult or volatile market environments.

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The International Fund is designed to hold a diversified portfolio of undervalued stocks wherever they trade around the world. The investment objective of the Fund is long-term capital growth. The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval.
The Advisor’s research analysts monitor over 3,000 companies located in approximately forty-five countries. The Fund’s portfolio usually holds between 80 and 120 positions in companies that the portfolio managers and their team feel are trading below their intrinsic value as businesses and have attractive reward versus risk ratios.
The Fund’s primary benchmark, the MSCI All Country World ex US Index, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The index is unmanaged and its returns assume the reinvestment of dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities.
The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions in an effort to increase the Fund’s returns.
When the Advisor anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective.

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The American Opportunities Fund is designed to benefit from the Advisor’s research which intends to discover attractive investment opportunities in each of the major industries within the U.S. The investment objective of the Fund is long-term capital growth. The Fund investment objective is a fundamental policy that cannot be changed without shareholder approval.
The U.S. has been the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks. The Advisor’s research unit produces monthly investment valuations of over 1,000 U.S. companies. The Fund’s portfolio usually holds between 60 and 100 positions in companies that the portfolio managers and their team feel are trading below their intrinsic values as businesses and have attractive reward versus risk ratios.
The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in equity securities (consisting of common stocks, preferred stocks and convertible securities) of U.S. companies. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in U.S. companies.
The Fund seeks long-term capital growth as its investment objective, while attempting to limit investment risks. It employs a valuation-oriented stock selection strategy and broad portfolio diversification. History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments. There are no assurances that the Fund will be able to replicate these results.
The Fund’s primary benchmark, the Russell Midcap Total® Return Index, measures the performance of the 800 smallest companies in the Russell 1000® Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s secondary benchmark, the Russell Midcap® Value Total Return Index, measures the performance of the mid‑cap value segment of the U.S. equity universe. It includes those Russell Midcap® Total Return Index companies with lower price‑to‑book ratios and lower forecasted growth values. Both indices are unmanaged and their returns assume the reinvestment of dividends. Investors cannot invest directly in either Index.
When the Advisor anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL RISKS

Management Risk: There can be no guarantee against the loss of money resulting from an investment in a Fund, nor can there be any assurance that the Fund’s investment objective will be attained. Further, the investment techniques and risk analyses employed by the Advisor may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Market Risk: Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by each Fund and the operations of the issuers of each Fund’s portfolio securities. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, infectious disease, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on U.S. and world economies and markets.
Equity Securities Risk: Each Fund generally will be fully-invested in equity securities, principally common stocks, preferred stocks and convertible securities. Common stocks represent an equity (ownership) interest in a corporation. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity securities held by a Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity securities to which a Fund has exposure. The price of equity

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securities fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, the price of equity securities may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
Small- and Mid‑Capitalization Securities Risk: A Fund’s investments in small- and mid‑cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large‑cap issuers, or to decline more significantly during market downturns than the market as a whole.
Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may involve risks that are different from, or in addition to, investments in the securities of domestic issuers, such as disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. For example, due to differing accounting, auditing and financial reporting standards and practices, there may be less information publicly available about foreign issuers than about most U.S. issuers. Political, economic and social developments in foreign countries may affect the operations of foreign companies or the value of their stocks. Foreign securities that are issued and traded in foreign currencies are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. For instance, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. The securities markets of many of the foreign countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the U.S. As a result, the value of an investment in a Fund could decrease, particularly if there is a sudden decline in the share prices of the Fund’s holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency or other economic sanctions. Further, transaction costs in foreign jurisdictions, including tax, brokerage, currency conversion and custody costs, may be higher, which can result in lower returns or decreased liquidity.
Depositary Receipts Risk: A Fund may purchase equity securities in the form of “Depositary Receipts,” which include ADRs, GDRs, EDRs and NVDRs. Investments in Depositary Receipts may involve many of the risks of other investments in foreign securities. However, Depositary Receipts may involve

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higher expenses than the underlying foreign security and they may trade at a discount or premium to the underlying foreign security. Depositary Receipts also may be less liquid than the exchange-listed underlying foreign securities and they may not provide for voting and/or other shareholder rights. A Fund may invest in both sponsored and unsponsored Depositary Receipts which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored Depositary Receipt arrangement, the non‑U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored Depositary Receipt arrangement, the non‑U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the Depositary Receipt holders. Because unsponsored Depositary Receipt arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non‑U.S. issuer may not be as current as for sponsored Depositary Receipts.
Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. The risks are greater because their social, political, economic and legal systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries. When investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. In addition, in emerging market and frontier market countries there may be less publicly available information about companies, and securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than U.S. securities markets. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.
China Investing Risk: The International Fund may have significant investments in companies located in China. Risks associated with investments in China include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.
Other Investment Companies: Each Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles, including open‑end funds, closed‑end funds, exchange traded funds, (“ETFs”) and money market funds. A Fund’s investment in another investment company may subject the Fund indirectly to the risks of that investment company. As a shareholder in an investment company, a Fund would bear its ratable share of that

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investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.
Securities Lending Risk: The International Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may pay lending fees to a party arranging the loan.
Liquidity Risk: Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by a Fund. Securities subject to liquidity risk in which a Fund may invest include emerging markets securities, private placements, Rule 144A securities, below-investment-grade securities, securities of small companies and other securities without an established market. In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the Fund.
Large Investor Risk: Ownership of shares of a Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact a Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses and could cause the Fund to experience losses or fail to maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.
Value Investing Risk: Value investments are believed by the Advisor to be undervalued, but may not realize their perceived value for extended periods of time, may never realize their perceived value or may decline in price. In addition,

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this value investing approach may produce returns below those of equity funds with more aggressive investment strategies, given the Advisor’s efforts to limit risk. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Information on the Fund Risks: Shareholders should understand that all investments involve risk. There can be no guarantee against the loss of money resulting from an investment in each Fund, nor can there be any assurance that the Fund’s investment objective will be attained.
The value of each Fund’s investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.
The Advisor attempts to configure the Fund’s portfolio to moderate the natural volatility of equities by focusing the Fund’s investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below those of equity funds with more aggressive investment strategies, given the Advisor’s efforts to limit risk.
Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
The principal and other risks of investing in each Fund are more fully discussed in the Statement of Additional Information (the “SAI”).
PORTFOLIO HOLDINGS
A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the Funds’ SAI and on their website at www.thomaswhitefunds.com.

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MANAGEMENT

THE ADVISOR
The Funds are managed by Thomas White International, Ltd. (“TWI”), 425 S. Financial Place, Suite 3900, Chicago, Illinois 60605. TWI manages each Fund’s investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities.
TWI provides investment management and advisory services to both a domestic and international client base, including mutual funds, trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.
Each Fund pays an advisory fee equal to 0.85% of the Fund’s average daily net assets on an annual basis, prior to any fee deferral or expense reimbursement, to TWI for managing its investments. During the past fiscal year, the Funds paid advisory fees, after expense reimbursement/recoupment, at the following effective rates:
International Fund: 0.41%
American Opportunities Fund: 0.57%
A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreements between each Fund and TWI is available in the Funds’ most recent semi-annual report to shareholders.
Pursuant to a Business Management Agreement between the Advisor and the Trust, the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets.
The Board of Trustees is responsible generally for overseeing the management and operations of the Trust. The Board of Trustees authorizes the Trust to enter into agreements with TWI, the Funds’ distributor, the Funds’ transfer agent and administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Prospectus, the Trust’s SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between Fund shareholders, on

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the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Board of Trustees or officers of the Trust, on the other hand. The Board of Trustees (and the Trust and its officers, service providers or other delegates acting under authority of the Board of Trustees) may revise or use a new Prospectus or SAI with respect to a Fund or the Trust, and/or amend, make, or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies), by the Trust’s governing documents or where a shareholder approval requirement is expressly disclosed in the Trust’s then-current Prospectus or SAI.
PORTFOLIO MANAGERS
Investment decisions made by the Advisor for each Fund are made by a team of portfolio managers. The following section provides biographical information on the Funds’ portfolio managers.
Wei Li, Ph.D., CFA, became a portfolio manager of the Funds in February 2016 and has been managing investments for 28 years. He is the Chairman and an Investment Committee Member of TWI, which he joined in 1994. Prior to that, he was a research associate in Operations Research at Rensselaer Polytechnic Institute.
Douglas M. Jackman, CFA, became a portfolio manager of the Funds in February 2016 and has been managing investments for 31 years. He is the President and an Investment Committee Member of TWI, which he joined in 1995. Prior to that, he developed equity and foreign exchange trading systems at Morgan Stanley.
Jinwen Zhang, Ph.D., CFA, became a portfolio manager of the Funds in February 2016 and has been managing investments for 23 years. She is the Director of Research and an Investment Committee Member of TWI, which she joined in 1999. Prior to that, she was a research scientist and instructor at Rush Medical College in Chicago.
Jianzhong (John) Wu, Ph.D., CFA, became a portfolio manager of the Funds in February 2016 and has been managing investments for 27 years. He is an Investment Committee Member of TWI, which he joined in 1997. He left the firm in 2007 to work with Crabel, a hedge fund, and returned to his former position in 2009. Prior to that, he was a research assistant with the University of Wisconsin System Trust Fund.

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Rex Mathew, CFA, CMA, became a portfolio manager of the Funds in December 2016 and has been managing investments for 15 years. He is an Investment Committee Member of TWI, which he joined in 2007. Prior to that, he was a financial journalist for The Information Company Pvt. Ltd. in Mumbai, India.
Further information concerning TWI is included under the heading “Investment Management and Other Services” in the Funds’ SAI. In addition, the SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed and ownership of shares in the Funds.
OTHER SERVICE PROVIDERS
Fund Distributor. Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor of the Funds’ shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous. Quasar may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem the Fund’s shares.
Fund Transfer Agent and Administrator. U.S. Bancorp Fund Services, LLC (d.b.a. U.S. Bank Global Fund Services) acts as the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (the “Transfer Agent”).

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YOUR ACCOUNT

THOSE WHO SHOULD INVEST IN THE FUNDS
The Funds are designed to be appropriate for prudent investors who are seeking the historical long-term performance advantage of equities and who want growth of capital rather than current income. Under normal conditions, the Advisor will attempt to limit portfolio turnover.
The Funds discourage potential shareholders who are aggressive, short-term investors from investing in the Funds. As is described in each Fund’s “Fund Summary” under “Fees and Expenses of the Fund” and, in more detail below, under “Redemption Fee”, a 2% redemption fee is imposed on the sale of Fund shares held less than sixty days. This is imposed in an attempt to limit transaction costs and the disruption of the Funds’ investment strategies caused by investors such as those described above.
The Thomas White International Fund currently offers two different classes of shares, Investor Class and Class I shares. The Thomas White American Opportunities Fund offers Investor Class shares. Each of the share classes is subject to different fees, as discussed in the section below entitled “Overview of Distribution Arrangements/Other Fees.”
Each share class is sold at its respective net asset value (“NAV”). Shares of the Funds may be purchased or sold directly through the Funds’ Distributor. Shares of the Funds also may be purchased or sold through certain fund supermarkets, broker-dealers or financial institutions (“Intermediaries”). Investor Class shares are offered primarily through authorized Intermediaries who have entered into an agreement with the Distributor and who may or may not charge a fee to their customers. Class I shares are offered directly through the Distributor and also through Intermediaries to eligible investors, which include:

•	Investors who invest a minimum amount of $1 million in Class I shares of the Funds;

•
Investors who purchase shares through Intermediaries that have entered into an arrangement with the Funds to offer Class I shares (e.g., broker-dealer managed accounts or wrap fee programs that charge an asset based fee and invest via omnibus accounts);

•	Funds of funds advised by unaffiliated investment advisors;

•	Institutions that invest the $1 million minimum initial investment amount in the Funds;

•	Investors who held Class A and Class C shares that were converted to Class I shares; and

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•	Officers and trustees of the Funds.
The Funds reserve the right to waive the minimum initial investment amount of $1 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
OVERVIEW OF DISTRIBUTION ARRANGEMENTS/ OTHER FEES
This section describes the sales charges and fees you will pay as an investor in a Fund.

	Investor Class	Class I
Initial Sales Charge (Load)	No initial sales charge (load).	No initial sales charge (load).
Contingent Deferred Sales Charge (Load) (“CDSC”)	No CDSC.	No CDSC.
Distribution and Service (12b‑1) Fee	Not subject to annual distribution and service (12b‑1) fee.	Not subject to annual distribution and service (12b‑1) fee.
Administrative Services Fee	Subject to maximum annual administrative services fee of up to 0.25% of the Fund’s total assets applicable to Investor Class shares.	Not subject to annual administrative services fee.
Redemption Fee	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Investor Class shares.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Intermediaries for providing services to the Funds or to shareholders. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this Prospectus. The compensation received by an Intermediary via these payments may be more or less than the overall compensation received by the Intermediary in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Funds.
ADMINISTRATIVE SERVICES FEES
The Funds have adopted an Administrative Services Plan pursuant to which Investor Class shares are authorized to make payments to the Advisor for providing, or for arranging for the provision of, non‑distribution, shareholder-related administrative services provided by the Advisor or by securities broker-dealers and other securities professionals with respect to the Fund’s Investor Class shares attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.
REDEMPTION FEES
The Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days.
Redemption fees are paid to each Fund to help offset transaction costs and to protect each Fund’s long-term shareholders. Each Fund will use the “first‑in, first‑out” (“FIFO”) method to determine the sixty‑day holding period. Under this method, the date of the redemption or exchange will be compared to the

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earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged.
The redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), to shares held in retirement plans such as SIMPLE IRA and SEP‑IRA accounts or to redemption under the Funds’ systematic withdrawal plan (“SWP”). The fee does apply to shares held in traditional and Roth IRA accounts and to shares purchased through Automatic Investment Plans.
The Funds understand that the majority of purchases of Fund shares may be for a long-term investment program, but due to unforeseen circumstances, shares must be sold within sixty days of purchase. In such cases, each Fund reserves the right, in its sole discretion, to waive the redemption fee.
Although the Funds intend to apply this redemption fee to most redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts (e.g., wrap fee programs) or retirement plans. The following types of shares are also exempt from the redemption fee: certain pre‑approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor.
Please refer to the SAI for more information about the tax aspects of the redemption fee.
BUYING SHARES OF THE FUNDS
The purchase price of each class of shares of the Funds is the net asset value (“NAV”). The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the NYSE is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of a Fund may change on a day when you cannot buy or sell shares of the Fund.
If the NYSE is closed on a day it would normally be open for business or the NYSE has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and calculate each Fund’s respective NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day.

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Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military Army Post Office (“APO”) or Fleet Post Office (“FPO”) addresses.
The Funds’ portfolio securities and other investments are valued at market value when market quotations are readily available. A security traded on a domestic securities exchange is valued at the last sale price on the exchange on which it principally trades, while securities listed on NASDAQ/NMS may be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Foreign securities are valued based on quotations from the primary market in which they are traded. Foreign securities listed on exchanges located outside North and South America generally are fair valued on a daily basis utilizing an independent pricing service. Securities traded over‑the‑counter are valued on the basis of the closing bid quotes based upon quotes furnished by primary market makers for those securities. Market quotations for securities prices may be obtained from automated pricing services. Short-term debt obligations in 60 days or less may be valued at amortized cost, unless amortized cost does not represent fair value.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Advisor may, in good faith, establishes a fair value for the security in accordance with the Funds’ valuation procedures, which have been adopted, and are overseen, by the Funds’ Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.
Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The advisor makes such determinations in good faith in accordance with the Funds’ valuation procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. The International Fund may routinely utilize fair valuation techniques in determining its NAV. For further information about valuation of investments, see the SAI.
A purchase order will be priced at the next NAV calculated after it is received and accepted by a Fund or its designee, which may include the Fund’s Transfer Agent,

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Distributor or a designated Intermediary. All purchase checks must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds will not accept payment in cash or with money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If a payment for an order does not clear, the purchase will be cancelled; you will incur a $25 fee and will be liable for any losses to the Funds resulting from the return.
The Distributor or Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Purchase and redemption orders placed through these Intermediaries will be deemed to have been received and accepted by the Funds when the Intermediary accepts the order.

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Please visit us at WWW.THOMASWHITEFUNDS.COM to download
an application or call 1‑800‑811‑0535 to open the
following types of accounts

•	Individual or Joint Ownership: For your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

•
Gift or Transfer to a Minor (UGMA, UTMA): To invest for a minor’s education or other future needs. These custodial accounts provide ways to give money to a minor. The account application must include the minor’s social security number.

•
Trust or Established Employee Benefit or Profit-Sharing Plan: For money being invested by a trust, employee benefit plan, or profit-sharing plan. The trust or plan must be established before an account can be opened.

•
Corporation or Other Entity: For investment needs of corporations, associations, partnerships, institutions, or other groups. You will need to send a certified corporate resolution with your application.

•
Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder’s circumstances. Assets can grow tax‑free. When distributions are received they are taxable as income.

•	Roth IRA: An IRA with non‑deductible contributions, tax‑free growth of assets, and tax‑free distributions for qualified distributions.

•
Coverdell Education Savings Account: An education savings account with non‑deductible contributions, tax‑free growth of assets, and tax‑free distributions for qualified education expenses for a beneficiary.

•
Simplified Employee Pension Plans (SEP‑IRAs): An IRA that allows small business owners or those with self-employment income to make tax‑deductible contributions for themselves and any eligible employees.

•
Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non‑elective contribution of 2% of pay for each eligible employee.

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VERIFICATION OF IDENTITY
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1‑800‑811‑0535 if you need additional assistance when completing your Application.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

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HOW TO BUY SHARES

The information below and in subsequent sections of the prospectus relating to buying, selling and exchanging shares of the Funds applies if you are transacting directly with the Funds. Shares of the Funds are also available through Intermediaries. If you are investing through an Intermediary, you are not placing your orders directly with the Funds, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Funds on purchases, redemptions and exchanges of Fund shares. Your intermediary also may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary directly for information regarding its conditions and fees for buying, selling or exchanging shares of the Funds. The Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

MAIL

To open an account: Complete and sign the application. Make your check(s) payable to the Fund(s). Account Application(s) and check(s) should be mailed to:

Regular Mail: Thomas White Funds Family	Overnight Mail: Thomas White Funds Family
c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bank Global Fund Services post office box of purchase orders does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.
To add to an account: To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

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PHONE 1‑800‑811‑0535

To open an account: You may open a new account by submitting a completed account application. Once established you may fund your new account by advising our Transfer Agent by phone of your intent to send a wire. See the section “Wire” below.
To add to an account: Purchase shares by telephone via electronic funds transfer from your bank account, by completing the section of the account application for this option. Your signed application must be received at least 7 business days prior to the initial telephone purchase. To place your order, call 1‑800‑811‑0535 on any day before the close of trading on the NYSE. Your shares will be purchased on the day your order is placed.
You must make your telephone purchases by 4:00 p.m. Eastern time.

WIRE

To open an account: To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund(s), the account number and your name so that monies can be correctly applied.

To add to an account: Wire to: U.S. Bank, N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA Number 0750-00022 U.S. Bancorp Fund Services, LLC A/C 112 952 137
For further credit to:
(Fund name)
(Investment account number)
(Name or account registration)

Please contact the Transfer Agent at
1‑800‑811‑0535 to notify them of the
incoming wire to ensure proper credit
to your account.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

AUTOMATIC INVESTMENT PLAN

To open an account: You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

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To add to an account: If you would like information about how to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1‑800‑811‑0535.
Guidelines

•	Your bank must be a member of Automatic Clearing House (ACH).

•	If the transfer is from a checking account, the application must be accompanied by a voided check.

•	If the transfer is from a savings account, the application must be accompanied by a savings account deposit slip.

•	The application must be received, with initial investment, at least 7 business days prior to the initial ACH transaction.

•	If the automatic purchase is returned by your bank a $25 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

•	This plan will terminate upon redemption of all shares in your account.

•
Altering the bank information of this Plan must be in writing and may require a signature guarantee, a signature validation, or other acceptable signature authentication. Your request should be received by U.S. Bank Global Fund Services five calendar days before these changes become effective.

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SELLING SHARES OF THE FUNDS
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. The price you receive is the NAV, subject to any applicable redemption fee. Your shares will be sold at the next NAV calculated after your order is received in good form. Redemption proceeds will be sent to the mailing address that appears on the Fund’s records. Per your request, redemption proceeds may be wired or may be sent via electronic funds transfer through the ACH network to your predesignated bank account. There is a $15 wire charge which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions.
Each Fund typically expects to make payment to a redeeming shareholder within two business days following receipt of a shareholder redemption order; however, each Fund may take up to seven days to make payments on redemptions. Notwithstanding the foregoing, a Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by telephone purchase, which can take up to fifteen calendar days. Shareholders can avoid this delay by utilizing the wire purchase option.
To sell shares in an account, you may use any of the methods described here. To sell shares in an IRA account, your request may be made in writing or by telephone. If you need an IRA Withdrawal Request form, call us at 1‑800‑811‑0535. When making a written redemption request on your IRA account you must indicate on the written request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% federal income tax withholding and possibly state and local income tax withholding.
Please send a letter with:
•	your name;
•	your Fund account number;
•	the dollar amount or number of shares to be redeemed; and
•	any other applicable requirements listed in the section entitled “How to Sell Shares of the Fund.”
Mail your letter to:

Regular Mail: Thomas White Funds Family	Overnight Mail: Thomas White Funds Family
c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

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Overnight mail should not be sent to a P.O. Box. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bank Global Fund Services post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices.
Certain requests must include a signature guarantee, which is designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.
Your request must be made in writing and include a signature guarantee from either a Medallion program member or a non‑Medallion program member, if any of the following situations applies:

•	you wish to redeem more than $50,000 worth of shares;
•	when changing ownership on your account;
•	when your address has changed within the last 30 calendar days and you would like to redeem shares; or
•	when redemption proceeds are payable or sent to any person, address or bank account not on record.
The Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation. Non‑financial transactions, including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature guarantee requirement at their discretion.
HOW TO SELL SHARES OF THE FUNDS

PHONE 1‑800‑811‑0535

All accounts	To verify that the telephone redemption plan is in place, call 1‑800‑811‑0535. This may be selected on the application. $50,000 is the maximum telephone redemption.
You must make your telephone redemptions by 4:00 p.m. Eastern time.

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MAIL

Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA	•	The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

Trust	•	The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee’s name, provide a copy of the trust document certified within the last 30 days.

Business or Organization	•	The person or persons authorized by corporate resolution to act on the account must sign, in that person’s official capacity, the redemption request on the corporation’s stationery.

•	Include a corporate resolution with your redemption request.

Executor, Administrator, Conservator, Guardian	•	Call 1‑800‑811‑0535 for instructions.

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SHAREHOLDER SERVICES AND
ACCOUNT POLICIES

DOING BUSINESS WITH THE FUNDS
For customer service, call 1‑800‑811‑0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.
Shareholders can also retrieve account information through the Funds’ automated phone system by dialing the above toll-free number.
At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that is compatible with that Fund’s investment objective and policies. See the SAI for further information.
Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash and cash equivalents or by the sale of portfolio securities. From time to time and for various reasons, a Fund’s cash payment of redemption proceeds to shareholders may exceed the Fund’s available cash, and the Fund will incur an overdraft and corresponding interest charges on the overdrawn amount that are paid to the Fund’s custodian. Subject to limitations described in the SAI, each Fund also reserves the right to redeem their shares in‑kind through payment of liquid portfolio securities instead of cash. Redemptions in‑kind can lead to additional brokerage and transactions costs for the shareholder as well as taxable gains when converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event and may result in the recognition of gain or loss for federal income tax purposes.
A temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is

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reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
The Funds may require additional information/documents to verify the identity of a customer. If the Funds do not have a reasonable belief of identity, the Funds reserve the right to reject an application to open an account, prohibit transactions in an existing account, or close an account at the current day’s net asset value if appropriate identification information has not been received. The Funds will typically provide an investor with a notice of rejection within 24 hours. Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of the Funds’ shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor’s opinion, they are of a size that would disrupt the management of a Fund.
Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor’s address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased within 60 days of the notice date.
If checks representing dividend and/or capital gains distributions are returned “undeliverable” or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six‑month period, the cash election will automatically be changed and future dividends and/or distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time, which generally will be a taxable event for Fund shareholders to the same extent as a redemption for cash.
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your

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state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1‑800‑811‑0535 (toll free) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
ADDRESS CHANGES
An address may be changed by calling 1‑800‑811‑0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, any redemption must be made in writing and the request must include a signature guarantee.
TELEPHONE TRANSACTIONS
(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

•	Change of address;

•	Request duplicate statements to be sent to someone designated by the shareholder;

•	Request a current account statement;

•	Purchase shares (option must be pre‑established);

•	Redeem shares (option must be pre‑established);

•	Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

•	Discontinue the telephone redemption privilege for an account;

•	Change distribution options;

•	Redeem shares, with a check sent to the address of record (does not apply if address of record has changed in the last 30 days);

•	Exchange an investment from one Fund into an identically registered account or to an existing IRA account with an identical registration; and

•	Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

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If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.
Telephone transactions must be received by or prior to 4:00 p.m. Eastern time to receive that day’s NAV. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Funds by phone (for example, during periods of unusual market activity), you should consider placing your order by mail.
EXCHANGE PLAN
The Funds’ exchange plan permits you to exchange your shares in one Fund for shares of the same class of another Fund. The price at which shares are exchanged is determined by the time of day that we receive the request. To get today’s price, call before 4:00 p.m. Eastern time.
EXCHANGE PLAN RESTRICTIONS
The Funds are available in all 50 states as well as Puerto Rico, the U.S. Virgin Islands and Guam.
You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
To establish a new account through an exchange, the exchange must be for at least the minimum initial investment of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.
Because excessive trading can hurt the Funds’ performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.
The Funds also reserve the right to refuse exchange purchases by any person or group, if TWI believes that the purchase will be harmful to existing shareholders.

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Please remember that exchanges between Funds in taxable/non‑retirement accounts will have tax consequences.
The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.
CONVERSIONS BETWEEN SHARE CLASSES
You generally may also elect on a voluntary basis to convert your Investor Class shares into Class I shares of the same Fund (currently applicable only to the International Fund) subject to satisfying the eligibility requirements of Class I shares.
An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class.
Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax advisor with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, write or call us at 1‑800‑811‑0535. Any changes should be provided to the Transfer Agent at least 5 days prior to the record date of the distribution.
The Funds offer four options:

•
Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	You will be sent a check for each income dividend and capital gains distribution.

•	Your capital gains distributions will be automatically reinvested, but you will be sent a check for each income dividend.

•	Your income dividends will be automatically reinvested, but you will be sent a check for each capital gains distribution.
For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash to you would be a taxable distribution from your IRA, and might be subject to tax penalties.
MARKET TIMING/SHORT-TERM TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from the Fund to another mutual fund and then back again after a short period of time.
Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Funds’ shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Funds may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

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In addition, the Funds may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Funds may be forced to liquidate a portion of its portfolio investments to meet redemption requests as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.
Similarly, the Funds may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Funds’ performance, and these costs are borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees of the Trust has adopted policies and procedures against market timing and discourages market timing and excessive trading. These policies and procedures apply to all investors in the Funds without exception. If you wish to engage in such practices, we request that you do not purchase shares of the Funds and note that the Funds will not accommodate market timing.
The Trust currently does not impose limits on the frequency or number of exchanges in a given period. However, it is the Trust’s policy to deter market timing by imposing a 2% redemption fee on Fund shares sold or exchanged in less than 60 days of purchase. For more information about the redemption fee, please refer to the section titled, “Redemption Fees.” The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege, or to reject, in whole or in part, any order to purchase shares of the Funds.
While the Trust discourages excessive short-term trading, and applies the policies above on a uniform basis, the Trust cannot always know or reasonably detect such trading, particularly if it is facilitated by Intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of Intermediaries, which cannot necessarily be assured. The Distributor, on behalf of the Funds, has entered into written agreements with the Funds’ Intermediaries. In certain instances when deemed appropriate, the Funds may rely on an Intermediary to apply its market timing procedures to an omnibus account. Upon the request of the Funds, the Intermediary may be instructed to restrict or prohibit further purchases or exchanges of the shares of the Funds by investors deemed to be market timing.

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UNDERSTANDING TAXES
The following information is meant as a general summary of the federal income tax consequences of investing in the Funds for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences you may incur by investing in the Fund.
The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in October. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, if a Fund declares a dividend in October, November or December payable to shareholders of record on a date in any such month but pays it in January, you may be taxed on the dividend as if you received it in the year it was declared
Although a Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below and n the SAI, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund reports a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.
In addition to federal income tax, distributions may be subject to state and local taxes.
Current federal income tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and on certain qualified dividends. Corporate taxpayers are generally taxed for federal income tax purposes of the same rates on ordinary income and capital gains. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers. Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualified dividend income. A shareholder will also have to satisfy a more than 60‑day holding period with respect to any distributions of qualified dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non‑qualified dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund, as well as

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net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
If you invest through a tax‑advantaged account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax‑advantaged account.
There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. A capital gain or loss is the difference between the cost of your shares held as capital assets and the price you receive when you sell them. If you exchange shares, you may be treated as if you sold them. Your ability to deduct capital losses may be limited.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service (“IRS”) that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Be sure to keep regular account statements; the information they contain will be essential to calculating the amount of your dividends and capital gains. Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid. Regulations require the Funds to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

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As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the current rate of 24% of all dividends and redemption proceeds payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non‑U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
By February 15th of each year, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.
UNDERSTANDING DISTRIBUTIONS
As a Fund shareholder, you are entitled to your share of your Fund’s net income and any net gains realized on investments.
Your share of a Fund’s income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income (except in the case of qualified dividend income, which is eligible to be taxed to individuals at the rates applicable to net realized long-term capital gains).
Generally, each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gains distributions. Long-term capital gains result from sales of securities held (or treated as held) for greater than one year and are taxed to individuals at a maximum rate of 20%.
Distributions are subject to these capital gains rates regardless of how long you have held your shares and may also be subject to the 3.8% Medicare tax discussed above.

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INDEX DESCRIPTIONS
Each of the following indexes is unmanaged and cannot be invested in directly. The indexes do not reflect any deductions for fees, expenses or taxes.
MSCI All Country World ex US Index
The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
Russell Midcap® Total Return Index
The Russell Midcap® Total Return Index measures the performance of the 800 smallest companies in the Russell 1000 Index which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
Russell Midcap® Value Total Return Index
The Russell Midcap® Value Total Return Index measures the performance of the mid‑cap value segment of the U.S. equity universe. It includes those Russell Midcap Total Return Index companies with lower price‑to‑book ratios and lower forecasted growth values.

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FINANCIAL INFORMATION
These tables summarize the Funds’ financial histories and performance for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. The information in the tables has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm whose report, along with the Funds’ financial statements, is included in the Funds’ most recent shareholder report, which is available upon request.

THOMAS WHITE INTERNATIONAL FUND INVESTOR CLASS • TWWDX

Per share operating performance	Year Ended October 31,
(For a share outstanding throughout the year)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.47	$14.80	$13.86	$17.88	$14.97

Income from investment operations:

Net investment income[1]	0.16	0.10	0.32	0.25	0.14

Net realized and unrealized gains/(losses)	3.88	(0.22)	1.15	(2.44)	3.30

Total from investment operations	4.04	(0.12)	1.47	(2.19)	3.44

Distributions:

From net investment income	-------	(0.21)	(0.23)	(0.29)	(0.28)

From net realized gains	-------	-------	(0.30)	(1.54)	(0.25)

Total Distributions	-------	(0.21)	(0.53)	(1.83)	(0.53)

Change in net asset value for the year	4.04	(0.33)	0.94	(4.02)	2.91

Net asset value, end of year	$18.51	$14.47	$14.80	$13.86	$17.88

Total Return	27.92%	(0.86)%	10.59%	(12.01)%	23.06%

Ratios/supplemental data

Net assets, end of year ($000)	$20,300	$17,983	$26,331	$29,473	$43,811

Ratio to average net assets:

Expenses (net of reimbursement)	1.24%	1.24%	1.24%	1.24%	1.24%

Expenses (prior to reimbursement)	1.63%	1.63%	1.63%	1.34%	1.36%

Net investment income (net of reimbursement)	0.92%	0.71%	2.17%	1.32%	0.90%

Net investment income (prior to reimbursement)	0.53%	0.32%	1.78%	1.22%	0.78%

Portfolio turnover rate[2]	49%	24%	43%	38%	48%
1 Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
2 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE INTERNATIONAL FUND CLASS I • TWWIX

Per share operating performance	Year Ended October 31,
(For a share outstanding throughout the year)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.43	$14.75	$13.81	$17.79	$14.98

Income from investment operations:

Net investment income[1]	0.21	0.13	0.35	0.27	0.25

Net realized and unrealized gains/(losses)	3.86	(0.20)	1.16	(2.42)	3.22

Total from investment operations	4.07	(0.07)	1.51	(2.15)	3.47

Distributions:

From net investment income	-------	(0.25)	(0.27)	(0.29)	(0.41)

From net realized gains	-------	-------	(0.30)	(1.54)	(0.25)

Total Distributions	-------	(0.25)	(0.57)	(1.83)	(0.66)

Change in net asset value for the year	4.07	(0.32)	0.94	(3.98)	2.81

Net asset value, end of year	$18.50	$14.43	$14.75	$13.81	$17.79

Total Return	28.21%	(0.54)%	10.90%	(11.80)%	23.23%

Ratios/supplemental data

Net assets, end of year ($000)	$71,710	$57,549	$92,785	$181,179	$277,287

Ratio to average net assets:

Expenses (net of reimbursement)	0.99%	0.99%	0.99%	0.99%	0.99%

Expenses (prior to reimbursement)	1.44%	1.49%	1.40%	1.18%	1.14%

Net investment income (net of reimbursement)	1.19%	0.88%	2.42%	1.53%	1.53%

Net investment income (prior to reimbursement)	0.74%	0.38%	2.01%	1.34%	1.38%

Portfolio turnover rate[2]	49%	24%	43%	38%	48%
1 Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
2 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND INVESTOR CLASS • TWAOX

Per share operating performance	Year Ended October 31,
(For a share outstanding throughout each year)	2021		2020	2019	2018	2017

Net asset value, beginning of year	$12.95		$17.46	$15.81	$16.49	$14.91

Income from investment operations:

Net investment income (loss)[1]	(0.03)		0.03	0.04	0.06	0.04

Net realized and unrealized gains/(losses)	6.01		(0.44)	2.08	-------	3.00

Total from investment operations	5.98		(0.41)	2.12	0.06	3.04

Distributions:

From net investment income	-------		(0.03)	(0.03)	(0.05)	(0.14)

From net realized gains	-------		(4.07)	(0.44)	(0.69)	(1.32)

Total Distributions	-------		(4.10)	(0.47)	(0.74)	(1.46)

Change in net asset value for the year	5.98		(4.51)	1.65	(0.68)	1.58

Net asset value, end of year	$18.93		$12.95	$17.46	$15.81	$16.49

Total Return	46.18%		(2.87)%	13.37%	0.50%	20.45%

Ratios/supplemental data

Net assets, end of year ($000)	$25,242		$16,853	$45,766	$40,969	$41,433

Ratio to average net assets:

Expenses (net of reimbursement/recoupment)	1.34%		1.34%	1.34%	1.34%	1.19%

Expenses (prior to reimbursement/recoupment)	1.62%		1.71%	1.55%	1.43%	1.19%

Net investment income (net of reimbursement/recoupment)	(0.16%	)	0.19%	0.23%	0.31%	0.28%

Net investment income/ (loss)(prior to reimbursement/recoupment)	(0.44%	)	(0.18% )	0.02%	0.22%	0.28%

Portfolio turnover rate	14%		31%	20%	21%	29%
1 Net investment income per share represents net investment income divided by shares outstanding throughout the year.

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Advisor
Thomas White International, Ltd.
Chicago, IL
Distributor
Quasar Distributors, LLC
Milwaukee, WI
Custodians
U.S. Bank National Association
Milwaukee, WI
The Northern Trust Company
Chicago, IL
Administrator, Accounting Agent and Transfer Agent
U.S. Bancorp Fund Services, LLC
Milwaukee, WI
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Philadelphia, PA
Legal Counsel
Vedder Price, P.C.
Chicago, IL

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CONTACTING THE THOMAS WHITE FUNDS

PHONE 1‑800‑811‑0535

The following documents are available for free, upon request, and provide further information on the Funds:

•	Annual/Semi-Annual Reports to Shareholders
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a letter to shareholders from the Funds’ manager and a discussion of the market conditions and investment strategies that impacted the Funds’ performance during the period covered, as well as a list of the Funds’ investments.

•	Statement of Additional Information (SAI)
The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
You may request other information about the Funds or make inquiries about the Funds by calling the telephone number above.

E-MAIL

Send your request to the Funds at info@thomaswhite.com. You may also obtain copies of Fund documents, after paying a duplicating fee, by sending a request to publicinfo@sec.gov.

ON THE INTERNET

Fund documents can be viewed online or downloaded from two Internet websites free of charge:
Thomas White Funds: www.thomaswhitefunds.com
The Securities and Exchange Commission: www.sec.gov

BY MAIL

Thomas White Funds
425 S. Financial Place
Suite 3900
Chicago, IL 60605

Investment Company Act File No. 811‑08348

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL FUND

INVESTOR CLASS: TWWDX    CLASS I: TWWIX

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

INVESTOR CLASS: TWAOX

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2022

This Statement of Additional Information dated March 1, 2022 is not a prospectus. It should be read in conjunction with the Prospectus of the Thomas White International Fund and the Thomas White American Opportunities Fund dated March 1, 2022, which may be obtained without charge upon request to:

THOMAS WHITE FUNDS FAMILY

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201

Telephone: 1-800-811-0535

This Statement of Additional Information incorporates by reference financial statements of the Funds from the Funds’ most recent annual report to shareholders. You can obtain a copy of this report by calling 1-800-811-0535.

i

ii

GENERAL INFORMATION AND HISTORY

The Thomas White International Fund (“International Fund”) and Thomas White American Opportunities Fund (“American Opportunities Fund”) (together, the “Funds”) are each diversified series of Lord Asset Management Trust (the “Trust”), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on February 9, 1994. The Funds are the Trust’s only series of shares currently offered to investors and are advised by Thomas White International, Ltd. (the “Advisor” or “TWI”), an investment advisor registered with the U.S. Securities and Exchange Commission (“SEC”).

INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summary” and “More Information about the Funds” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

Equity Securities—Common and Preferred Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

The Funds may invest in convertible securities. The Funds also may invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price plus accrued interest. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Funds may experience delay or difficulty in exercising their rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees (the “Board”), i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Funds may enter into repurchase agreements without limitation, they have no present intention of doing so.

Loans of Portfolio Securities

The International Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets (including collateral received with respect to loans of portfolio securities). Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned. The Fund will receive an amount equal to any interest or dividends paid on the loaned securities. The Fund will continue to be able to exercise voting rights with respect to the securities by recalling the securities in order to regain the right to vote the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the loaned securities and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management

When the Advisor anticipates unusual market, economic, political, or other conditions, each Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, each Fund may invest up to 100% of its total assets in the following instruments:

1.

Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. Government or the governments of foreign countries or their agencies;

2.	Finance company and corporate commercial paper;
3.	Demand notes;
4.	Other short-term obligations;
5.	Obligations of banks (including certificates of deposit, time deposits and bankers’ acceptances);
6.	Repurchase agreements with banks and broker-dealers with respect to the above listed securities;
7.	Money market funds; or
8.	Cash or cash equivalents.

The Funds may also invest in such instruments for purposes of cash management.

Debt Securities

Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Funds may invest in debt securities which are rated in any rating category by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s Ratings Services (“S&P”), or which are not rated by Moody’s or S&P. As an operating policy, which may be changed without shareholder approval, each Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody’s or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Advisor. Such securities are not considered to be “investment grade” and are sometimes referred to as “junk bonds.” The Board may consider a change in this operating policy if, in its judgment, economic conditions are such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of a Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer’s ability to pay interest and repay principal.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s respective net asset value (“NAV”). Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which the Funds invest.

Although they may offer higher yields than those of higher rated securities, low-rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds’ ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Funds’ shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Funds may incur additional expenses to seek recovery.

The Funds may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security’s maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Funds must distribute substantially all of their net investment income to shareholders (see “Tax Status”). Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

The Funds may invest in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates have been phased out as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process, and therefore any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR, or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to a Fund.

Derivative Transactions

Although the Funds are permitted to engage in derivatives transactions such as futures, options, swaps and forward foreign currency exchange contracts, the Advisor has not historically and currently does not intend to use derivatives in managing the Funds.

Depositary Receipts

American Depositary Receipts (“ADRs”) are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities. However, Depositary Receipts may involve higher expenses than the underlying foreign security and they may trade at a discount or premium to the underlying foreign security. Depositary Receipts also may be less liquid than the exchange-listed underlying foreign securities and they may not provide for voting and/or other shareholder rights. A Fund may invest in both sponsored and unsponsored Depositary Receipts. In a sponsored Depositary Receipt arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored Depositary Receipt arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the Depositary Receipt holders. Because unsponsored Depositary Receipt arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored Depositary Receipts. For purposes of the Funds’ investment policies, the Funds’ investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

Foreign Securities

Each Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations, particularly those with developing markets, and could impact the value or liquidity of a Fund’s investments and its ability to meet its investment objective. Some countries may withhold portions of interest and dividends at the source.

In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform disclosure, accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Funds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Furthermore, foreign securities may be impacted by economic sanctions and other government restrictions. For example, economic sanctions or other government restrictions may be imposed on foreign companies in various sectors in which a Fund may invest. Such restrictions may negatively impact the value or liquidity of a Fund’s investments and could impair a Fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Among other things, such restrictions may prohibit a Fund from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a Fund to freeze its existing investments in certain foreign securities, which would prohibit a Fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a Fund’s ability to meet a large number of shareholder redemption requests.

Foreign securities also may be impacted by financial markets in the countries and regions in which they trade. During the recent global financial crisis, financial markets in certain countries and regions experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, economies in certain countries and regions suffered through prolonged economic downturns. Although some economies have shown signs of recovery, any recovery may be slow as other countries in the same region may continue to face difficult challenges, including, for example, high unemployment rates, significant levels of government debt, continuing trade deficits and lack of access to capital. As a result, any material negative developments in a region could have a negative impact on the value and liquidity of these investments, which could harm the Funds’ performance. Furthermore, due to the economic integration of certain regions, a downturn in one country in a region may have a negative impact on the economies of other countries in the same region.

The Funds also are subject to the risk that geopolitical events, such as war, terrorism and related events, may disrupt securities markets and adversely affect the global economy and the economies of specific countries and regions, as well as markets generally. War, terrorism and related geopolitical events have caused, and could in the future cause, increased short-term market volatility and may have negative long-term effects on such economies. Geopolitical events could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, investor sentiment and other factors affecting the value of the Funds’ investments.

Certain countries and regions are especially prone to natural disasters, such as flooding, drought and earthquakes. The occurrence of such disasters may adversely affect companies in which a Fund is invested. As a result, natural disasters may impact the performance of the Fund.

Certain foreign governments have implemented, or may in the future implement, political and/or economic reforms to existing government policies designed to enhance economic growth or improve government operations. Due to the inherent difficulty in reforming such complicated systems, these reforms may not have their intended effect, and could possibly detrimentally affect economic growth or government operations. In such a scenario, companies in which a Fund is invested may be adversely affected and, as a result, the Fund may experience adverse consequences.

On January 31, 2020, the UK officially withdrew from the European Union (“EU”) (commonly referred to as “Brexit”). Following a transition period, the United Kingdom’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. The negative impact of Brexit on not only the UK and European economies but also the broader global economy could be significant. Brexit also may cause other EU member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The economies of many foreign countries rely heavily on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain foreign countries rely heavily on commodity exports (e.g., minerals, oil and other natural resources) and are vulnerable to weakness in world prices for their commodity exports. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations or trade wars.

With respect to the Funds’ exposure to currency transactions, the Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Even though certain foreign currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds’ shareholders. Also, some countries may adopt policies, which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Funds, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Funds.

The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign exchanges and broker-dealers may be subject to less regulation and scrutiny by government regulators; (v) foreign taxation; (vi) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence of a capital market structure or market-oriented economy; (viii) certain national policies which may seize or confiscate securities held by foreign investors and suspend or limit an issuer’s ability to make dividend and interest payments; (ix) certain national policies to suspend or limit repatriation of invested capital, profits and dividends; (x) limited public information regarding an issuer, which may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differing accounting standards may make it difficult to ascertain the financial health of an issuer. The risks also include the possibility that favorable economic developments in developing economies may be slowed or reversed by unanticipated political or social events in such countries. For example, the governments of a number of countries have expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries.

In addition, many developing countries’ economic growth is highly dependent on exports and inflows of external capital, making such countries more vulnerable to economic downturns. The recent global financial crisis weakened the global demand for developing country exports, and restricted international credit supplies, highlighting the sensitivity of developing countries’ economies to the ups and downs of the world economy.

Many developing market countries in which a Fund may invest lack the political, social, and economic stability characteristics of the United States. Political instability among developing market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression.

The Funds conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing market countries have, or may in the future, implement currency conversion restrictions. Such restrictions could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (e.g., U.S. dollars).

Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Funds’ portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

Investments in Chinese Issuers

Investments in Chinese issuers subject the International Fund to risks specific to China. China is considered to be an emerging market that demonstrates significantly higher volatility from time to time in comparison to developed markets. The Fund’s investments in China may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets.

Pursuant to an Executive Order issued in November 2020 and subsequently amended in June 2021, U.S. persons, including the Funds, are prohibited from transacting in securities of any “Communist Chinese Military Company” (“CCMC”) specifically identified in the order. The prohibition extends to any publicly traded securities that are derivatives of CCMC securities or that are designed to provide investment exposure to such securities, including derivatives (e.g., futures, options, swaps), warrants, American depositary receipts (ADRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), index funds, and mutual funds. Also, in December 2020, the Holding Foreign Companies Accountability Act (“HFCAA”) was signed into law in order to address SEC covered issuers that have retained an auditor to issue an audit report and where the PCAOB is unable to completely inspect the auditor due to restrictions imposed by a foreign jurisdiction (“Commission-Identified Issuers”). In December 2021, the SEC adopted rules implementing the submission and disclosure requirements in the HFCAA. The SEC will identify Commission-Identified Issuers for fiscal years beginning after December 18, 2020. A Commission-Identified Issuer will be required to comply with the submission and disclosure requirements in the annual report for each year in which it was identified. The full impact of the HFCAA is unclear at this time, but to the extent that a Fund currently transacts, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on a Fund’s ability to achieve its investment objective.

Brady Bonds

The Funds may invest a portion of their assets in certain debt obligations customarily referred to as “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Illiquid and Restricted Investments or Securities

In accordance with Rule 22e-4 under the1940 Act (the “Liquidity Rule”), the Funds have implemented a written liquidity risk management program that is reasonably designed to assess and manage the Funds’ liquidity risk. The Liquidity Rule defines the term “illiquid investments” to mean any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements which have a maturity of longer than seven calendar days, certain Rule 144A securities (as described below) and time deposits maturing in more than seven calendar days, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. If investments that were liquid at the time of purchase subsequently become illiquid and result in a Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. A Fund may be unable to dispose of its holdings in illiquid investments at then current market prices and may have to dispose of such investments over extended periods of time.

Each Fund may also invest in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or

(ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “1933 Act”). As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Funds or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Funds’ illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined to be liquid are not subject to the 15% limitation on investments in illiquid investments.

Other Investment Companies

To the extent permitted by applicable law, or any exemption from or interpretation thereof, each Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. To the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act or fail to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). More specifically, a REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Borrowing

Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. This means that each Fund must maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund would be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s NAV. Borrowings will be subject to interest and other costs.

Cyber Security

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds are susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and gaining unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. In addition, because the Funds work closely with the Advisor, intermediaries and other third-party service providers (e.g., custodians, transfer agent, administrator and distributor), indirect cyber security breaches may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Investment Restrictions

Each Fund has imposed upon itself certain investment restrictions which, together with their investment objective, are fundamental policies except as otherwise indicated. No changes in a Fund’s investment objective or these investment restrictions can be made without the approval of the Fund’s shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders’ meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, a Fund will not:

1.

Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund’s Prospectus).

2.

Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3.

Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4.

Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5.	Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6.

Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7.	Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

8.

Participate on a joint or a joint and several basis in any trading account in securities. (See “Brokerage Allocation-Trading Policies” as to transactions in the same securities for the Funds and/or other clients with the same advisor.)

9.	Invest in physical commodities.

The following interpretations apply to, but are not a part of, the Funds’ fundamental restrictions (and therefore may be modified by a Fund’s Board without the approval of the Fund’s shareholders):

If a Fund receives from an issuer of securities held by that Fund subscription rights to purchase securities of that issuer, and if that Fund exercises such subscription rights at a time when that Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, that Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

With respect to Investment Restriction 5 above, a Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to Investment Restriction 6 above (and Additional Restriction 2 below), whenever any investment policy or investment restriction states a maximum percentage of a Fund’s assets, which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Funds’ acquisition of such security or property. Any change in the percentage of a Fund’s assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund’s total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The values of the Funds’ assets are calculated as described in its Prospectus.

With respect to Investment Restriction 6 above, the Funds will not mortgage, pledge or hypothecate its assets in an amount exceeding one-third of the value of its total assets.

Additional Restrictions

The International Fund and American Opportunities Fund have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.	Purchase more than 10% of a company’s outstanding voting securities.

2.

Invest more than 15% of the Fund’s net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Funds), including no more than 10% of their total assets in restricted securities. Rule 144A securities determined by the Board to be liquid are not subject to the limitation on investment in illiquid securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to protect the confidentiality of the Funds’ portfolio holdings and prevent the selective disclosure of non-public information about those portfolio holdings. The Funds’ service providers, to which a Fund may disclose non-public information about its portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with the Trust’s policies.

The Trust or its duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of portfolio holdings is required or authorized, provided that the information, or information regarding each Fund’s portfolio holdings from which the information is derived, has been publicly disclosed (via the Funds’ website or otherwise): (1) top ten holdings and the total percentage of the Fund’s assets such aggregate holdings represent; (2) sector information and the total percentage of the Fund’s assets held in each sector; and (3) any other analytical data that does not identify any specific portfolio holding. The Trust or its duly authorized service providers may publicly disclose holdings of the Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Funds’ completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed.

The Funds may, from time to time, disclose portfolio holdings information prior to the public disclosure of such information. For example, there are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Refinitiv Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

Any non-public information concerning the Funds’ portfolio holdings is subject to the following conditions:

(1)

Any disclosure of the Funds’ securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds’ shareholders, and neither the Funds nor the Funds’ Advisor receives compensation in connection with the disclosure of portfolio holdings. In making such a determination, the Trust’s Chief Compliance Officer (“CCO”), subject to the oversight of the Board, must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure;

(2)

the recipient of the non-public portfolio holdings information has agreed to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(3)

the recipient signs a written confidentiality agreement to this effect. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with these Disclosure Policies. Any confidentiality agreement must, at a minimum, contain certain provisions as described in the Disclosure Policies and be in form and substance acceptable to the Trust’s legal counsel and CCO.

The policies may not be waived, or exceptions be made, without the consent of the CCO, subject to the conditions above for non-public disclosure of portfolio holdings. Notwithstanding anything in the Trust’s procedures to the contrary, the Board and CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Pursuant to the procedures, the Funds’ portfolio holdings may be disclosed in certain circumstances that the Board has determined do not pose a risk of abuse of the Funds or their shareholders. For example, the trading desks of the Funds’ Advisor may periodically distribute lists of applicable investments held by its clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research (although the Advisor presently does not distribute or intend to distribute such information). The Funds’ Advisor may periodically distribute a list of the issuers and securities which are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. However, in no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Each violation of these policies must be reported to the CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Board, as required by Rule 38a-1.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees, which is responsible for representing the interests of the shareholders of each Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Funds. A majority of Trustees are not considered to be “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”).

The name, principal occupation during the past five years and other information with respect to each of the Trustees and officers of the Trust are as follows:

Name, Address and Age	Position held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee

Douglas M. Jackman (2) c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 55	Trustee, President	Indefinite Term; Since November 2018	President of Thomas White International, Ltd. (various roles with TWI since 1995; President since 2018).	2	None

Independent Trustees

Arthur J. Fiocco, Jr. c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 64	Trustee	Indefinite Term; Since December 2015	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a director (since 2015).	2	None

Geri Sands Hansen c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 62	Trustee	Indefinite Term; Since November 2018	Retired; Co-Founder and former Chief Investment Officer of Attucks Asset Management, LLC.	2	None

Elizabeth Montgomery c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 78	Trustee	Indefinite Term; Since June 2001	Retired; former President, Graham Group (management consulting).	2	None

Name, Address and Age	Position held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Robert W. Thomas c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 76	Trustee	Indefinite Term; Since December 2006	Retired; former President of Thomas Laboratories, Inc. (pharmaceutical company).	2	None

John N. Venson c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 74	Trustee	Indefinite Term; Since December 1994	Retired; former Dean of the California School of Podiatric Medicine (2008-2017); Doctor of Podiatric Medicine.	2	None

William H. Woolverton c/o Thomas White International, Ltd. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 71	Trustee, Chairman	Indefinite Term; Since December 2015	Senior Compliance Adviser, Cipperman Compliance Services, LLC (compliance advisers) (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director of DMS Governance Ltd. (fund governance) (2016-2019).	2	None

Officers of the Trust who are not Trustees

J. Ryan Conner 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 41	Secretary and Chief Compliance Officer	Indefinite Term; Since 2010	Senior Vice President of Thomas White International, Ltd.	N/A	N/A

David M. Sullivan II 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 Age: 49	Vice President and Treasurer	Indefinite Term; Since 2000	Treasurer of the Thomas White Funds; Executive Vice President of Thomas White International, Ltd.	N/A	N/A

(1)

The Trustees serve indefinitely until their death, resignation or removal. The President, Treasurer and Secretary of the Trust each hold office until his or her successor is duly elected and qualified; all other officers hold office at the pleasure of the Board.

(2)	Mr. Jackman is considered an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his position with the Advisor.

Board Leadership Structure

Mr. William H. Woolverton serves as the Chairman of the Board and in this capacity, he presides at all meetings of the Trustees, is responsible for the administration of the Trust and oversees the functioning of the Board’s activities. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-Laws, the designation of Chairman does not impose on Mr. Woolverton any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. Woolverton is an Independent Trustee, and a majority of the Board is comprised of Independent Trustees. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. The Board believes its leadership structure, in which the Chairman of the Board is not affiliated with TWI, is appropriate, in light of the services that TWI provides to the Trust and potential conflicts of interest that could arise from these relationships.

The Board has designated various standing committees, as further discussed below, each of which has a Chairman who is an Independent Trustee. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Arthur J. Fiocco, Jr. – Through his experience as a director of a public operating company in the pharmaceuticals industry, Mr. Fiocco has experience with a variety of financial, management, regulatory and operational issues. He also has management experience through his prior position as a corporate officer of a privately held operating company in the pharmaceuticals industry.

Geri Sands Hansen – As a senior executive with over thirty years of experience working in the financial services industry in various roles, including as a founder and Chief Investment Officer of a private investment management firm, and as an investment consultant, research analyst and economist, Ms. Hansen has experience with a variety of business, management and financial matters.

Douglas M. Jackman – Through his position as President of TWI, which he joined in 1995, Mr. Jackman has experience in the investment management industry, including in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Jackman also has prior experience in the financial services industry developed prior to joining TWI in 1995.

Elizabeth Montgomery – As a private investor and former management consultant, Ms. Montgomery has experience with a variety of business and financial matters. She also has experience as a longstanding member of the Board.

Robert W. Thomas – As a former president of an operating company, Mr. Thomas has experience with a variety of financial, management, regulatory and operational issues. In addition, Mr. Thomas also serves as Chairman of the Trust’s Audit Committee.

John N. Venson – Through his prior position as an officer of TWI, the investment advisor to the Fund, Dr. Venson has experience in the management and operation of registered investment companies. Dr. Venson also has experience with business and management matters as a result of his prior service as the Chief Operating Officer of a private entity. He also has management experience through his prior position as Dean & Chief Academic Officer of the California School of Podiatric Medicine. In addition, he also has experience as a longstanding member of the Board.

William H. Woolverton – As director of a fund governance services firm, and as a former general counsel of a private investment management firm, Mr. Woolverton has relevant experience with a wide variety of legal, financial, management, regulatory and operational issues. Mr. Woolverton also has experience with business, legal and regulatory matters as a former partner of a law firm and as a former general counsel of a private investment management firm that manages various registered investment companies.

Board Oversight of Risk Management

Each Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Advisor, and other service providers who carry out the Fund’s investment management and business affairs. The Advisor and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

In fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Advisor, the Funds’ CCO and from legal counsel to the Trust. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with each Fund’s compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of a Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of a Fund’s advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors. Annually, the Board evaluates the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and the Advisor’s profitability.

Board Committees

The Board has an Audit Committee, and a Nominating Committee, each of which are comprised of all of the Independent Trustees of the Trust. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The members of the Audit Committee include all of the Board’s Independent Trustees, currently, Messrs. Fiocco, Thomas, Venson and Woolverton, and Mmes. Hansen and Montgomery. The Audit Committee met two times during the fiscal year ended October 31, 2021.

The purpose of the Nominating Committee is to evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board. The Nominating Committee will consider shareholder proposals for candidates to serve as Trustees. Any such proposals should be sent to the Trust in care of the Nominating Committee Chair. The final recommendation of a prospective Independent Trustee rests solely with the Nominating Committee. The members of the Nominating Committee include all of the Board’s Independent Trustees, currently, Messrs. Fiocco, Thomas, Venson and Woolverton, and Mmes. Hansen and Montgomery. The Nominating Committee did not meet during the fiscal year ended October 31, 2021.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned beneficially by each Trustee in the Funds, as of December 31, 2021, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Douglas M. Jackman	International Fund – Over $100,000 American Opportunities Fund – Over $100,000	Over $100,000
Independent Trustees
Arthur J. Fiocco, Jr.	International Fund – $10,001-$50,000 American Opportunities Fund – $10,001-$50,000	$10,001-$50,000
Geri Sands Hansen	International Fund – $10,001-$50,000 American Opportunities Fund – $10,001-$50,000	$10,001-$50,000
Elizabeth Montgomery	International Fund – Over $100,000 American Opportunities Fund – Over $100,000	Over $100,000
Robert W. Thomas	International Fund – $10,001-$50,000 American Opportunities Fund – $10,001-$50,000	$10,001-$50,000
John N. Venson	International Fund – None American Opportunities Fund – $1-$10,000	$1-$10,000
William H. Woolverton	International Fund – $10,000-$50,000 American Opportunities Fund – $10,001-$50,000	$50,000-$100,000

Board Compensation

The Trust pays each Trustee of the Trust who is not an officer or employee of the Advisor a fee of $2,000 ($4,000 prior to September 2020) for each Board of Trustees meeting and a $10,000 annual retainer, which was waived in its entirety during the fiscal year ended October 31, 2021. Neither the Trust nor the Funds maintain any pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses. For the fiscal year ended October 31, 2021, the Trust paid the following compensation to the current Trustees of the Trust:

	Aggregate Compensation(1)	Pension or Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Interested Trustee
Douglas M. Jackman	$0	$0	$0	$0
Independent Trustees
John N. Venson	$8,000	$0	$0	$8,000
Robert W. Thomas	$8,000	$0	$0	$8,000
Elizabeth Montgomery	$8,000	$0	$0	$8,000
William H. Woolverton	$8,000	$0	$0	$8,000
Arthur J. Fiocco, Jr.	$8,000	$0	$0	$8,000
Geri Sands Hansen	$8,000	$0	$0	$8,000
(1)	Trustee fees and expenses are allocated among the Funds in the Trust.

PRINCIPAL SHAREHOLDERS

As of February 1, 2022, shareholders who owned, beneficially or of the record, 5% or more of the outstanding shares of any Class of shares of the Funds are listed below:

Fund	Name and Address of Owner	Percent of Class(1)
Thomas White International Fund (Investor Class)	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	38.79%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	27.45%
	Catherine N Manos Trust Catherine N. Manos TR 1448 North Lake Shore Dr Chicago, IL 60610-1799	8.83%
	US Bank NA Cust William S Byers IRA Rollover PO Box 62 Goliad TX77963-0062	5.75	% (2)
Thomas White International Fund (Class I)	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	40.73%
	University of Dubuque 2000 University Ave Dubuque, IA 52001-5099	23.34	% (2)
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	10.78%
Thomas White American Opportunities Fund (Investor Class)	University of Dubuque 2000 University Ave Dubuque, IA 52001-5099	60.91	% (2)
	Catherine N Manos Trust Catherine N. Manos TR 1448 North Lake Shore Dr Chicago, IL 60610-1799	12.80%

Fund	Name and Address of Owner	Percent of Class(1)
	Mid Atlantic Trust Company FBO Thomas White International LTD 401 1251 Waterfront Pl, Suite 525 Pittsburgh, PA 15222-4228	9.89%

(1)

A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

(2)	Indicates beneficial ownership.

As of February 1, 2022, the Trustees and officers of the Trust as a group owned approximately less than 1.0% of the Investor Class shares of the International Fund; approximately 1.8% of the Class I shares of the International Fund; and approximately 6.9% of the Investor Class shares of the American Opportunities Fund.

INVESTMENT MANAGEMENT SERVICES

Investment Management Agreement

The Advisor of the Funds is Thomas White International, Ltd., (the “Advisor” or “TWI”), an Illinois corporation with offices in Chicago, Illinois. Each Investment Management Agreement between the Advisor and the Trust, on behalf of a Fund, continues from year to year, subject to approval annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreements require the Advisor to furnish the Funds with investment research and advice. In so doing, without cost to the Funds, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisors of some other investment companies. It is currently expected that these expenses will be borne by the Funds, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds’ shares. For the fiscal year ended October 31, 2021, the Advisor paid broker-dealers and other intermediaries out of its own assets for costs associated with these administrative and distribution services, approximately $116,104 on behalf of the International Fund, or 0.13% of the Fund’s average daily net assets, and approximately $13,643 on behalf of the American Opportunities Fund, or 0.06% of the Fund’s average daily net assets.

Specifically, the Advisor paid the indicated amounts to the following recipients during the Funds’ fiscal year ended October 31, 2021:

Broker-Dealer or Other Intermediary	Amount
Charles Schwab	$36,812
Merrill Lynch	$31,996
Fidelity	$29,766
Pershing	$8,918
Mid Atlantic	$7,585
TD Ameritrade	$6,025
UBS	$4,983
Vanguard	$1,482
Wells Fargo	$1,014
LPL Financial	$841
RBC	$184
Raymond James	$140

Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

The Investment Management Agreements provide that the Advisor will select brokers and dealers for execution of the Funds’ portfolio transactions consistent with the Trust’s brokerage policies (see “Brokerage Allocation below”). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Funds, the value of such services is indeterminable and the Advisor’s fee is not reduced by any offset arrangement by reason thereof.

When the Advisor determines to buy or sell the same securities for the Funds that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Board, to be impartial and fair, in order to seek good results for all parties (see “Brokerage Allocation-Trading Policies”). Persons with knowledge of executed orders must comply with the Trust’s Code of Ethics, and the Trust’s CCO provides reporting to the Board regarding the Code of Ethics on a quarterly basis.

The Investment Management Agreements further provide that the Advisor shall have no liability to the Trust, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds’ assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part or reckless disregard of its duties under the Investment Management Agreements. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty on 60 days’ written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Funds (as defined by the 1940 Act).

The Trust uses the names “Lord Asset Management” and “Thomas White” in the names of the Trust and the Funds, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Funds. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

Management Fees

For its services, each Fund pays the Advisor a monthly fee that is accrued daily at the rate of 0.85% annually of the Fund’s average daily net assets. The following chart indicates the aggregate investment advisory fees for each Fund for the fiscal years ended October 31, 2021, 2020 and 2019:

	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Advisor	Recouped Fees and Expenses to Advisor	Net Fees Paid to the Advisor

International Fund
Year Ended October 31, 2021	$768,179	$(393,515)	$0	$374,664
Year Ended October 31, 2020	$778,020	$(429,600)	$0	$348,420
Year Ended October 31, 2019	$1,043,657	$(498,308)	$0	$545,349

American Opportunities Fund
Year Ended October 31, 2021	$187,358	$(61,292)	$0	$126,066
Year Ended October 31, 2020	$211,220	$(90,817)	$0	$120,403
Year Ended October 31, 2019	$370,017	$(88,392)	$0	$281,625

The Advisor has agreed to reimburse the Funds through February 28, 2023 to the extent that: the total operating expenses of the International Fund’s Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.24% and 0.99%, respectively; and the total operating expenses of the American Opportunities Fund’s Investor Class shares exceed (as a percentage of average daily net assets) 1.34%.

Each Fund has agreed to repay the Advisor for fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent that such repayment would not cause the expenses of the Fund to exceed the established limit. As of October 31, 2021, the Funds had the following amounts subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2019	2022	$107,470
International Fund	Investor Class	2020	2023	$89,672
International Fund	Investor Class	2021	2024	$80,006
International Fund	Class I	2019	2022	$390,838
International Fund	Class I	2020	2023	$339,928
International Fund	Class I	2021	2024	$313,509
American Opportunities Fund	Investor Class	2019	2022	$88,392
American Opportunities Fund	Investor Class	2020	2023	$90,817
American Opportunities Fund	Investor Class	2021	2024	$61,292

Each Fund also pays other expenses such as the fees of its custodian, transfer agent, and auditors, the cost of compliance with Federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, legal fees and the fees of Trustees who are not interested persons of the Funds or the Advisor.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to (i) exceed existing expense limitations or the expense limitation in effect at the time the expense was waived, and (ii) the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the fiscal year ended October 31, 2021, the Advisor did not recoup any previously waived amounts.

The Advisor

The Advisor is owned by certain executive officers and employees of the Advisor. Mr. Jackman and other officers of the Advisor also serve as a Trustee or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Funds.

Each Fund is jointly and primarily managed by a team of experienced portfolio managers who comprise the Advisor’s Investment Committee. The Investment Committee meets periodically to review existing holdings and individual stock decisions. The Investment Committee also holds ad hoc meetings as required to discuss relevant developments in the portfolio. The ultimate decision to buy or sell a stock rests with members of the Investment Committee.

Other Accounts Managed

The table below identifies accounts, other than the Funds, for which Wei Li, Ph.D., CFA, Douglas M. Jackman, CFA, Jinwen Zhang, Ph.D., CFA, Jianzhong (John) Wu, Ph.D., CFA, and Rex Mathew, CFA, CMA, the Funds’ Portfolio Managers, are jointly and primarily responsible for the day-to-day portfolio management, for the fiscal year ended October 31, 2021.

Other Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (in millions)

Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$12.7	0	$0
Other Accounts	1,101	$605.1	0	$0

Conflicts of Interest

The Portfolio Managers also manage other accounts. At times, those responsibilities potentially could conflict with the interests of the Funds. That may occur whether the investment strategies of the other accounts are the same as, or different from, a Fund’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between a Fund and another account having similar objectives or strategies or may need to execute transactions for another account that could have a negative impact on the value of securities held by a Fund. Not all accounts advised by TWI have the same management fee. If the management fee structure of another account is more advantageous to TWI than the fee structure of a Fund, TWI could have an incentive to favor the other account. At various times, the Portfolio Managers may manage other accounts with investment objectives and strategies that are similar to those of a Fund or may manage accounts with investment objectives and strategies that are different from those of the Funds.

Compensation

Each Portfolio Manager’s compensation is based on a competitive, fixed salary paid by TWI, and a discretionary bonus based on TWI’s economic performance.

Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by each Portfolio Manager as of December 31, 2021, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Wei Li, Ph.D., CFA	International Fund – $500,001- $1,000,000 American Opportunities Fund – $100,001-$500,000
Douglas M. Jackman, CFA	International Fund – $500,001- $1,000,000 American Opportunities Fund – $500,001- $1,000,000
Jinwen Zhang, Ph.D., CFA	International Fund – $50,001-$100,000 American Opportunities Fund – $10,001-$50,000
Jianzhong (John) Wu, Ph.D., CFA	International Fund – $100,001-$500,000 American Opportunities Fund – $10,001-$50,000
Rex Mathew, CFA, CMA	International Fund – $100,001-$500,000 American Opportunities Fund – $10,001-$50,000

Code of Ethics

The Trust and the Advisor (and its affiliates) each have adopted a code of ethics, as is required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by certain persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies and Procedures

The Board has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Advisor. The Advisor has proxy voting policies and procedures (the “Advisor Proxy Voting Policies and Procedures”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients and in a manner that maximizes the economic value of the underlying shares. The Advisor will use the Advisor Proxy Voting Policies and Procedures when exercising voting authority on behalf of the Funds.

Summary of Advisor Proxy Voting Policies and Procedures

The Advisor Proxy Voting Policies and Procedures generally direct how the Advisor will vote proxies for certain typical matters within the following two basic categories:

(1) Management Proposals. Include proposals regarding: nominees to the board of directors, auditor selection, cumulative voting, stock authorizations, changes in voting rights, stock option plans and employee stock ownership plans (ESOPs), mergers/acquisitions, classified board plans, director and officer indemnification, and fair price provisions. Other management proposals will be determined on a case-by-case basis.

(2) Shareholder Proposals. Include proposals regarding: confidential voting plans, cumulative voting, proxy statement access, greenmail, preemptive rights, repealing a classified board, poison pill plans, state takeover laws, directors’ minimum stock ownership, environmental, social and governance (“ESG”) and political issues, targeted share placement, disclosure of government service, and disclosure of employee or director compensation.

The above lists are not exhaustive lists of all the issues that may arise, or of all matters addressed, in the Advisor Proxy Voting Policies and Procedures. The Advisor analyzes each vote on an individual basis. Whether the Advisor supports or opposes a proposal will depend on the specific facts and circumstances described in the proxy statement and other available information. The Advisor may, if directed by a client based on the contractual relationship or otherwise, vote as instructed by the client for certain issues or securities.

The president of the Advisor has appointed a compliance officer who administers and oversees the proxy voting process. The compliance officer determines the votes for issues that are not addressed in the Advisor Proxy Voting Policies and Procedures’ categories of issues summarized above, in accordance with general principles. As applicable, the compliance officer engages and oversees any third-party vendor that reviews, monitors, and/or votes proxies.

Each proxy is reviewed to assess the extent to which there may be a material conflict between the Advisor’s interests and those of the client. In the event that a material conflict arises, the Advisor will disclose the conflict to the client and obtain the client’s consent before voting. Under the Trust’s Proxy Voting Policies and Procedures, the Board will provide the Trust’s consent to vote in matters where the Advisor seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

The Funds are required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The most recently filed Form N-PX is available without charge: (1) from the Funds, upon request by calling 1-800-811-0535; and (2) on the SEC’s web site at www.sec.gov.

OTHER SERVICES

Distribution Services

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. Pursuant to a distribution agreement between the Funds and Quasar dated September 30, 2021 (the “Distribution Agreement”), Quasar acts as each Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Funds and Quasar has an initial term of two years and subsequently will continue in effect for a one-year term only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisor is responsible for the payment of the fees and expenses payable to the Distributor under the Distribution Agreement.

Administrative Services Plan – (Investor Class Shares)

The Funds have adopted an Administrative Services Plan pursuant to which the Investor Class shares of each Fund are authorized to make payments to the Advisor for providing, or for arranging for the provision of, non-distribution, shareholder-related administrative services provided by the Advisor or by securities broker-dealers and other securities professionals with respect to the Fund’s Investor Class shares attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Investor Class shares of a Fund (as applicable) are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the Class attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

For the fiscal years ended October 31, 2021, 2020 and 2019, total fees paid according to the Administrative Services Plan were as follows:

	International Fund	American Opportunities Fund

	Investor Class	Investor Class
Fiscal year ended October 31, 2021	$38,307	$8,398
Fiscal year ended October 31, 2020	$31,518	$26,779
Fiscal year ended October 31, 2019	$62,353	$69,615

Business Management Services

Pursuant to the Business Management Agreement, the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets.

For the fiscal years ended October 31, 2021, 2020, and 2019, total fees paid according to the Business Management Agreement were as follows:

	International Fund	American Opportunities Fund
Fiscal year ended October 31, 2021	$31,631	$7,715
Fiscal year ended October 31, 2020	$32,036	$8,697
Fiscal year ended October 31, 2019	$42,974	$15,236

Administrative and Accounting Services

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

In addition, the Trust has entered into a Fund Accounting Servicing Agreement with Fund Services pursuant to which Fund Services has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds.

For its fund accounting and administration services, Fund Services is entitled to receive fees, payable monthly, based on a schedule of charges agreed on from time to time. For the fiscal years ended October 31, 2021, 2020 and 2019, total fees paid according to the Administration Agreement were as follows:

	International Fund	American Opportunities Fund
Fiscal year ended October 31, 2021	$103,743	$34,952
Fiscal year ended October 31, 2020	$104,370	$32,699
Fiscal year ended October 31, 2019	$105,751	$39,720

Securities Lending Activities

The following table provides certain information about the International Fund’s securities lending activities for the fiscal year ended October 31, 2021:

International Fund
Securities Lending Agent (U.S. Bank, Northern Trust, etc.):	Northern Trust
Gross Income for securities lending activities:	$2,574
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$(1,287)
Fees paid for any cash collateral management service that are not included in a revenue split	$0
Administrative fees that are not included in a revenue split	$0
Indemnification Fee not included in a revenue split	$0
Rebates (paid to borrowers)	$0
Other fees not included in a revenue split	$0

Aggregate fees/compensation for securities lending activities:	$(1,287)

Net income from securities lending activities	$1,287

During the fiscal year ended October 31, 2021, the International Fund’s securities lending agent, The Northern Trust Company, provided the following services for the Fund in connection with its securities lending activities: (i) identifying borrowers and entering into loans with approved entities subject to the guidelines or restrictions provided by the Fund; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in U.S. Treasury securities and other short-term securities; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (vi) recordkeeping and account servicing, including providing quarterly reports on the securities lending program for Fund management and the Board of Trustees; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Fund at loan termination.

The American Opportunities Fund did not engage in any securities lending activities during the fiscal year ended October 31, 2021.

Transfer Agent

Fund Services acts as the transfer and dividend disbursing agent for each Fund pursuant to the transfer agency agreement (the “Transfer Agent Agreement”), under which Fund Services (i) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by each Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable each Fund to monitor the total number of shares sold in each state. Compensation for the services of the Transfer Agent is based on a schedule of charges agreed on from time to time.

Custodians

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as Custodian to the assets of the International Fund while U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, serves as Custodian of the American Opportunities Fund’s assets. The Custodians, and the branches and sub-custodians of each, generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodians is based on a schedule of charges agreed on from time to time.

Legal Counsel

Vedder Price, P.C., 222 North LaSalle Street, Chicago, IL 60601, is legal counsel for the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Trust. In addition to audit services, Tait Weller provides assistance on accounting, internal control, tax and related matters.

Reports to Shareholders

The Trust’s fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of each Fund and other information, including an annual report with financial statements audited by the independent accountants.

BROKERAGE ALLOCATION

The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Trust’s portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1.

Each Fund’s Management Agreement authorizes TWI to place orders for the purchase and sale of portfolio securities. In doing so, TWI seeks to obtain “best execution” on all portfolio transactions. “Best execution” means the best overall qualitative execution for the Funds, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Trust and the Advisor. The determination of what may constitute best execution in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions and quality of execution.

2.

In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Funds.

3.

The Advisor is authorized to allocate brokerage business to brokers who provide brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), for the Funds and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Funds to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the

Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Funds and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were reasonable. The determination that commissions were reasonable shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund’s portfolio.

4.

Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the good faith judgment of the Advisor, execution of such transactions on an agency basis will achieve best execution.

5.

The Trust has adopted procedures to prohibit the placement of portfolio trades with broker-dealers as direct or indirect compensation for the promotion or sales of shares of the Funds or any other investment company.

Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Funds. Portfolio transactions are allocated to broker-dealers when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust’s policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders. The following chart indicates the broker commissions paid by each Fund for the fiscal years ended October 31, 2021, 2020 and 2019:

	Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
International Fund	$122,390	(1)	$114,792	$274,569
American Opportunities Fund	$2,563	(2)	$11,041	$7,893
(1)	$122,390, representing $88,746,971 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.

(2)	$2,563 representing $6,495,590 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.

The Funds did not hold securities of its regular brokers and dealers(as defined by Rule 10b-1under the 1940 Act, as amended) or their parents as of October 31, 2021.

Trading Policies

The Advisor serves as investment advisor to other clients. Accordingly, the respective portfolios of the Funds and such clients may contain many or some of the same securities. When the Funds and other clients of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity, which may be bought or sold for the Funds. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus describes the manner in which the Funds’ shares may be purchased and redeemed. Shares of each Fund are offered directly to the public by the Distributor.

Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Subject to the above, each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs as well as taxable gains in converting the assets into cash. In addition, a redemption in portfolio securities, would be treated as a taxable event and may result in the recognition of gain or loss for federal income tax purposes.

At the discretion of each Fund, investors may be permitted to purchase shares by transferring securities to a Fund that meet the respective Fund’s investment objective and policies. Securities transferred to the Funds will be valued in accordance with the same procedures used to determine the Funds’ NAV at the time of the next determination of NAV after such acceptance. Shares issued by the Funds in exchange for securities will be issued at NAV determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the respective Fund and must be delivered to that Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor’s basis therein. Securities will not be accepted in exchange for shares of the Funds unless: (1) such securities are, at the time of the exchange, eligible to be included in the respective Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the respective Fund under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the respective Fund, will not exceed 5% of the respective Fund’s net assets immediately after the transaction.

NAV per Share is generally determined as of the close of business on the New York Stock Exchange (“NYSE”), which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent. The Trust’s offices will be closed and each Fund’s respective NAV will not be calculated on those days on which the NYSE is closed, which currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed on a day it would normally be open for business or the NYSE has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and calculate each Fund’s respective NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the close of trading in many of the portfolio securities held by the Funds. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund’s NAV per Share, and materially affects the NAV per Share of the Fund, the portfolio security may be valued at fair market value as determined by management under the supervision of the Board.

The Board may establish procedures under which each Fund may suspend the determination of NAV for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by each Fund is not reasonably practicable or it is not reasonably practicable for each Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of the Funds’ Shares.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

FEDERAL INCOME TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that might be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the Federal tax consequences of the purchase, ownership, and disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Federal Income Tax Aspects of Each Fund

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of such Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer, in two or more issuers that the Fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income determined without regard to the deduction for dividends paid (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund generally intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income, except as described below, whether paid in cash or reinvested in Fund shares. Distributions of net investment income may be eligible for the corporate dividends-received deduction or qualified dividend income treatment to the extent attributable to each Fund’s qualifying dividend income and subject to certain holding period and other requirements.

Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are reported as capital gain dividends, whether paid in cash or shares, will generally be taxable to shareholders at the applicable long-term capital gain rate. Capital gains dividends will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction or qualified dividend income treatment. Long-term capital gains are currently taxed to individuals and other noncorporate taxpayers at a maximum federal income tax rate of 20%, subject to the possible application of the 3.8% Medicare tax discussed below. Corporate taxpayers are generally taxed for federal income tax purposes at the same rates on ordinary income and capital gains. Shareholders will be notified annually as to the federal income tax status of dividends and distributions they receive and any tax withheld thereon.

Distributions of net investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company. If a Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares.

Distributions by a Fund reduce the NAV of the Fund’s shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund, as well as net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount and Market Discount

Certain of the debt securities acquired by the Funds, such as zero-coupon bonds, may be treated as debt securities that were originally issued at a discount. Original issue discount is generally defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount, if greater than a de minimis amount, on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If a Fund purchases a debt security (other than at original issue) at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Passive Foreign Investment Companies

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund timely distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock; however, such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Foreign Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, and net tax-exempt income that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the pro rata share of foreign source income as well as the related amount of qualifying foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction)his, her or its pro rata share of foreign income and similar taxes in computing his or her taxable income or to use such taxes as a foreign tax credit against his, her or its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions; however, such a shareholder may be eligible to claim the foreign tax credit (see below). No foreign tax credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) each shareholder’s portion of the foreign taxes paid to each such country and (b) the portion of such Fund’s dividend derived from sources within each such country.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on qualified dividend income. However, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source income and qualified dividend income limitations associated with each foreign source income if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. If a Fund is not eligible to, or does not, make the election to “pass through” to its shareholders its foreign taxes in the manner described above, such foreign taxes generally will reduce the Fund’s investment company taxable income and all of the Fund’s distributions for such taxable year will be treated as United States source income.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Foreign Currency

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts or similar financial instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a Fund’s taxable year, the resulting ordinary loss for such taxable year would not be deductible by the Fund or its shareholders in future taxable years, and the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividends.

Other Investments

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% U.S. federal income tax deduction in the case of individuals, trusts and estates. If a Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs themselves may constitute TMPs. Under a notice issued by the Internal Revenue Service (the “IRS”), a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Sales, Exchanges, and Redemptions of Shares

Upon the redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; in the case of individuals, gain will generally be subject to a maximum tax rate of 20% if the shareholder has held the shares for more than one year. Gain from the disposition of a Fund’s shares held not more than one year will be taxed as short-term capital gains. In addition, the 3.8% Medicare tax discussed above may apply to any gain from the disposition of a Fund’s shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced with shares in the same Fund (including replacement through the reinvesting of dividends and capital gain distributions in the same Fund) or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder’s ability to deduct capital losses may be limited under the Code.

The Fund had no capital loss carryforwards as of the fiscal year ended October 31, 2021.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at the current rate of 24% (“backup withholding”) from dividends, capital gain distributions, and redemption proceeds paid to shareholders if (1) the shareholder fails to furnish the respective Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the respective Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he, she or it is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. A portion of a Fund’s distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to certain U.S. source interest income and short-term capital gains. However, depending on the circumstances, a Fund may designate all, some ore none of the Fund’s potentially eligible dividends as exempt, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Additionally, such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may also be subject to U.S. federal estate tax on the value of their shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

This discussion does not purport to deal with all of the tax consequences relating to an investment in the Funds. Shareholders are advised to consult their own tax advisors for details with respect to the particular tax consequences to them of an investment in the Funds.

Redemption Fee

The Funds impose a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. The fee will reduce the amount of gain, or increase the amount of loss, that would otherwise be reportable for federal income tax purposes.

The federal income tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Funds intend to follow, that a fund does not recognize income. It is possible that the IRS or other taxing authorities might successfully contest the Funds’ tax treatment of this arrangement on this basis or for other reasons.

DESCRIPTION OF SHARES

The shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of the general liabilities of that Fund. The NAV of a share of a Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of a Fund only out of lawfully available assets belonging to that Fund. Shares of a Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board for the Fund and all shares of a Fund have equal rights in the event of liquidation of that Fund. In the event of liquidation or dissolution of the Trust, the shareholder of a Fund will be entitled to the assets belonging to that Fund out of assets of the Trust available for distribution.

The Funds may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which 50% of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

FINANCIAL STATEMENTS

Financial statements for the Funds as of October 31, 2021 for the fiscal periods then ended, including notes thereto, and the report of Tait, Weller & Baker LLP (the Trust’s independent registered public accounting firm) thereon, are incorporated by reference from the Trust’s 2021 Annual Report. A copy of the report should be retained for future reference.

LORD ASSET MANAGEMENT TRUST

PART C - OTHER INFORMATION

Item 28. Exhibits

(a)		Trust Instrument filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on December 31, 1997.

(b)		By-Laws filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on December 31, 1997.

(c)		Not Applicable

(d)	(1)	Investment Advisory Agreement for the Thomas White International Fund filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

	(2)	Investment Advisory Agreement for the Thomas White American Opportunities Fund filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

	(3)	Investment Advisory Agreement for the Thomas White Emerging Markets Fund filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

(e)	(1)	Distribution Agreement with Quasar Distributors, LLC filed with Post-Effective Amendment No. 26 to Registrant’s Registration Statement on February 28, 2011.

	(2)	Novation Agreement between Lord Asset Management Trust, Quasar Distribution and Thomas White International, LTD. – filed herewith

(f)		Not Applicable

(g)	(1)	Custody Agreement with U.S. Bank, N.A. for the Thomas White American Opportunities Fund Filed with Post-Effective Amendment No. 34 to Registrant’s Registration Statement on February 28, 2013.

	(2)	Form of Custody Agreement with The Northern Trust Company for the Thomas White International Fund Filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on December 30, 1999.

(h)	(1)	(i)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on June 25, 2010.

		(ii)	First Amendment to the Transfer Agent Servicing Agreement filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on August 30, 2012.

	(2)		Expense Limitation Agreement for the Thomas White American Opportunities Fund filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

	(3)		Expense Limitation Agreement for the Thomas White International Fund filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

	(4)	(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC Filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on August 30, 2012.

		(ii)	Addendum to the Fund Administration Servicing Agreement filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

		(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC Filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on August 30, 2012.

	(5)		Business Management Agreement with Thomas White International, Ltd. filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on February 28, 2019.

(i)		Opinion and Consent of Counsel- filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm- filed herewith.

(k)		Not Applicable

(l)		Initial Capital Agreement filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on December 31, 1997.

(m)		Amended Administrative Services Plan filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on February 28, 2017.

(n)		Amended Multi-Class Plan Pursuant to Rule 18f-3 filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on February 28, 2017.

(p)	(1)	Code of Ethics of Lord Asset Management Trust and Thomas White International, Ltd. Filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on February 28, 2017.

	(2)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j - 1(c)(3)

(q)	(1)	Powers of Attorney for Mr. Jackman, Mr. Thomas, Mr. Fiocco, Mr. Venson, Ms. Hansen, Mr. Woolverton and Ms. Montgomery filed with Post-Effective Amendment No. 50 to Registrant’s Registration Statement on February 25, 2021.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Reference is made to Article X, Section 10.02 of the Registrant’s Trust Instrument, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

The business and other connections of Thomas White International, Ltd. are described in Parts A and B of Form ADV.

Set forth below is the information relating to the investment adviser’s officers and directors.

Name	Position with Thomas White International, Ltd. (1)

Douglas M. Jackman	President, Director

J. Ryan Conner	Secretary, Senior Vice President, Chief Compliance Officer,

Wei Li	Executive Vice President, Director

Gabriel J. McNerney	Executive Vice President, Director

David M. Sullivan II	Executive Vice President, Treasurer

Jianzhon (John) Wu	Executive Vice President, Director

Jinwen Zhang	Executive Vice President, Director

(1) The persons listed above have not been engaged in any other business profession, vocation or employment of a substantial nature within the last two fiscal years.

Item 32. Principal Underwriters

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1	Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust

2	American Trust Allegiance Fund, Series of Advisors Series Trust

3	Capital Advisors Growth Fund, Series of Advisors Series Trust

4	Chase Growth Fund, Series of Advisors Series Trust

5	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust

6	Edgar Lomax Value Fund, Series of Advisors Series Trust

7	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust

8	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust

9	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust

10	Huber Large Cap Value Fund, Series of Advisors Series Trust

11	Huber Mid Cap Value Fund, Series of Advisors Series Trust

12	Huber Select Large Cap Value Fund, Series of Advisors Series Trust

13	Huber Small Cap Value Fund, Series of Advisors Series Trust

14	Logan Capital International Fund, Series of Advisors Series Trust

15	Logan Capital Large Cap Core Fund, Series of Advisors Series Trust

16	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust

17	Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust

18	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

19	PIA BBB Bond Fund, Series of Advisors Series Trust

20	PIA High Yield Fund, Series of Advisors Series Trust

21	PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust

22	PIA MBS Bond Fund, Series of Advisors Series Trust

23	PIA Short-Term Securities Fund, Series of Advisors Series Trust

24	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust

25	Poplar Forest Partners Fund, Series of Advisors Series Trust

26	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust

27	Pzena International Small Cap Value Fund, Series of Advisors Series Trust

28	Pzena Mid Cap Value Fund, Series of Advisors Series Trust

29	Pzena Small Cap Value Fund, Series of Advisors Series Trust

30	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust

31	Scharf Fund, Series of Advisors Series Trust

32	Scharf Global Opportunity Fund, Series of Advisors Series Trust

33	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust

34	Semper Brentview Dividend Growth Equity Fund, Series of Advisors Series Trust

35	Semper MBS Total Return Fund, Series of Advisors Series Trust

36	Semper Short Duration Fund, Series of Advisors Series Trust

37	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust

38	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust

39	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust

40	The Aegis Funds

41	Allied Asset Advisors Funds

42	Alpha Architect ETF Trust

43	Angel Oak Funds Trust

44	Angel Oak Strategic Credit Fund

45	Barrett Opportunity Fund, Inc.

46	Bridges Investment Fund, Inc.

47	Brookfield Investment Funds

48	Buffalo Funds

49	Cushing☐ Mutual Funds Trust

50	DoubleLine Funds Trust

51	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)

52	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions

53	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions

54	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

55	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions

56	The Acquirers Fund, Series of ETF Series Solutions

57	AI Powered International Equity ETF, Series of ETF Series Solutions

58	AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions

59	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions

60	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions

61	Aptus Defined Risk ETF, Series of ETF Series Solutions

62	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions

63	Blue Horizon BNE ETF, Series of ETF Series Solutions

64	CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions

65	Change Finance ESG International Fossil Free ETF, Series of ETF Series Solutions

66	Change Finance U.S. Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions

67	ClearShares OCIO ETF, Series of ETF Series Solutions

68	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions

69	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions

70	Deep Value ETF, Series of ETF Series Solutions

71	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions

72	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions

73	ETFB Green SRI REITs ETF, Series of ETF Series Solutions

74	Hoya Capital Housing ETF, Series of ETF Series Solutions

75	iBET Sport Betting & Gaming ETF, Series of ETF Series Solutions

76	International Drawdown Managed Equity ETF, Series of ETF Series Solutions

77	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions

78	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions

79	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions

80	Loncar China BioPharma ETF, Series of ETF Series Solutions

81	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions

82	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions

83	Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions

84	Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions

85	Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions

86	Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions

87	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions

88	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions

89	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions

90	Opus Small Cap Value ETF, Series of ETF Series Solutions

91	Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions

92	US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions

93	US Global JETS ETF, Series of ETF Series Solutions

94	US Vegan Climate ETF, Series of ETF Series Solutions

95	Volshares Large Cap ETF, Series of ETF Series Solutions

96	First American Funds, Inc.

97	FundX Investment Trust

98	The Glenmede Fund, Inc.

99	The Glenmede Portfolios

100	The GoodHaven Funds Trust

101	Greenspring Fund, Incorporated

102	Harding, Loevner Funds, Inc.

103	Hennessy Funds Trust

104	Horizon Funds

105	Hotchkis & Wiley Funds

106	Intrepid Capital Management Funds Trust

107	Jacob Funds Inc.

108	The Jensen Quality Growth Fund Inc.

109	Kirr, Marbach Partners Funds, Inc.

110	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust

111	Core Alternative ETF, Series of Listed Funds Trust

112	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust

113	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust

114	LKCM Funds

115	LoCorr Investment Trust

116	Lord Asset Management Trust

117	MainGate Trust

118	ATAC Rotation Fund, Series of Managed Portfolio Series

119	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series

120	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series

121	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series

122	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series

123	Great Lakes Bond Fund, Series of Managed Portfolio Series

124	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series

125	Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series

126	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series

127	Jackson Square Global Growth Fund, Series of Managed Portfolio Series

128	Jackson Square International Growth Fund, Series of Managed Portfolio Series

129	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series

130	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series

131	LK Balanced Fund, Series of Managed Portfolio Series

132	Muhlenkamp Fund, Series of Managed Portfolio Series

133	Nuance Concentrated Value Fund, Series of Managed Portfolio Series

134	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series

135	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series

136	Port Street Quality Growth Fund, Series of Managed Portfolio Series

137	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series

138	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series

139	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series

140	TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series

141	Tortoise Energy Evolution Fund, Series of Managed Portfolio Series

142	Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series

143	Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series

144	Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series

145	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series

146	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series

147	Argent Small Cap Fund, Series of Manager Directed Portfolios

148	Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios

149	Hood River International Opportunity Fund, Series of Manager Directed Portfolios

150	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios

151	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios

152	Matrix Advisors Funds Trust

153	Matrix Advisors Value Fund, Inc.

154	Monetta Trust

155	Nicholas Equity Income Fund, Inc.

156	Nicholas Fund, Inc.

157	Nicholas II, Inc.

158	Nicholas Limited Edition, Inc.

159	Permanent Portfolio Family of Funds

160	Perritt Funds, Inc.

161	Procure ETF Trust I

162	Procure ETF Trust II

163	Professionally Managed Portfolios

164	Prospector Funds, Inc.

165	Provident Mutual Funds, Inc.

166	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.

167	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.

168	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.

169	Aquarius International Fund, Series of The RBB Fund, Inc.

170	Bogle Small Cap Growth Fund, Series of The RBB Fund, Inc.

171	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.

172	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.

173	Boston Partners Emerging Markets Long/Short Fund, Series of The RBB Fund, Inc.

174	Boston Partners Global Equity Advantage Fund, Series of The RBB Fund, Inc.

175	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.

176	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.

177	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.

178	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.

179	Boston Partners Small Cap Value II Fund, Series of The RBB Fund, Inc.

180	Campbell Advantage Fund, Series of The RBB Fund, Inc.

181	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.

182	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.

183	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.

184	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.

185	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.

186	Orinda Income Opportunities Fund, Series of The RBB Fund, Inc.

187	SGI Conservative Fund, Series of The RBB Fund, Inc.

188	SGI Global Equity Fund, Series of The RBB Fund, Inc.

189	SGI Peak Growth Fund, Series of The RBB Fund, Inc.

190	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.

191	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.

192	SGI U.S. Large Cap Equity VI Portfolio, Series of The RBB Fund, Inc.

193	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.

194	WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.

195	RBC Funds Trust

196	Series Portfolios Trust

197	Thompson IM Funds, Inc.

198	TrimTabs ETF Trust

199	Trust for Advised Portfolios

200	Barrett Growth Fund, Series of Trust for Professional Managers

201	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers

202	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers

203	Convergence Long/Short Equity Fund, Series of Trust for Professional Managers

204	Convergence Market Neutral Fund, Series of Trust for Professional Managers

205	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers

206	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers

207	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers

208	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers

209	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers

210	Jensen Quality Value Fund, Series of Trust for Professional Managers

211	Marketfield Fund, Series of Trust for Professional Managers

212	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers

213	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers

214	Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers

215	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers

216	Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers

217	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers

218	USQ Core Real Estate Fund

219	Wall Street EWM Funds Trust

220	Wisconsin Capital Funds, Inc.

(b)        To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Thomas White International, Ltd., 425 South Financial Place, Chicago, Illinois 60605 (records relating to its function as investment adviser).

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 (records relating to its function as custodian for the Thomas White International Fund and Thomas White Emerging Markets Fund).

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian for the Thomas White American Opportunities Fund).

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, (records relating to its function as distributor)

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the 1933 Act, as amended, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on February 24, 2022.

LORD ASSET MANAGEMENT TRUST

By: Douglas M. Jackman*
Douglas M. Jackman
President

Pursuant to the requirements of the 1933 Act, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date

William Woolverton*	Chairman of the Board and Trustee	February 24, 2022
William Woolverton

Douglas M. Jackman* Douglas M. Jackman	President (Principal Executive Officer) and Trustee	February 24, 2022

/s/ David M. Sullivan II David M. Sullivan II	Vice President and Treasurer (Principal Financial and Accounting Officer)	February 24, 2022

Arthur Fiocco, Jr.*	Trustee	February 24, 2022
Arthur Fiocco, Jr.

Geri Sands Hansen*	Trustee	February 24, 2022
Geri Sands Hansen

Elizabeth Montgomery*	Trustee	February 24, 2022
Elizabeth Montgomery

Robert W. Thomas*	Trustee	February 24, 2022
Robert W. Thomas

John N. Venson*	Trustee	February 24, 2022
John N. Venson

* By:	/s/ David M. Sullivan
David M. Sullivan

As Attorney-in-Fact pursuant to Powers of Attorney incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(e)(2)	Novation Agreement between Lord Asset Management Trust, Quasar Distribution, LLC and Thomas White International, LTD.

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm